WEALTH BUILDING OPPORTUNITY
ONE Fund(SM)



Annual Report
--------------------
JUNE 30, 2001




ONE Fund, Inc.









[LOGO] Ohio National
       Financial Services(R)

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

At the time of this writing, positive recovery signs indicate that the U.S. equity markets may be stabilizing. After a poor first quarter, the S&P 500 Index rebounded 7.8 percent in April and has remained fairly stable. Investors may be buoyed by repeated reductions in the Federal Funds rate, the continuing lack of inflationary pressure in the economy, decreasing energy prices as well as positive earnings pre-announcements that are ahead of first-quarter levels.

However, as of June 30 the S&P 500 is still in negative territory for the calendar year, as are the Dow Jones Industrial Average and the Nasdaq Composite. The only positive area of the market is small cap stocks as represented by the climb of more than 6 percent in the Russell 2000. The technology sector, the largest sector of the S&P 500 at 19 percent, shows little sign of recovery at this point.

Much like the economy, the ONE Fund, Inc. has the same pattern of mixed results for the first half of the year. Some portfolios have performed well while other growth-oriented portfolios are still suffering from the general economic malaise.

Bull or Bear Market?

The remaining six-months of the year are difficult to forecast and Wall Street is a confusing mix of bulls and bears. A positive sign is that the Federal Reserve Board has cut interest rates by 275 basis points so far this year. Many analysts believe that third and fourth quarter earnings will be better than anticipated as it normally takes six to nine months for interest rate cuts to work through the system.

One such bull is Jeffrey Applegate, Chief Investment Strategist at Lehman Brothers, who feels, "Our conviction is high that the cyclical trough is upon us and that now is the time to purchase stocks."

Bolstering this opinion is the fact that rate-sensitive sectors such as consumer cyclicals are posting good gains so far this year. This is a textbook sign of a potential recovery for the economy.

The reverse of the coin is represented by a continuing contraction in manufacturing activity and dire earnings warnings from the tech sector. Former teflon stocks, Nokia, JDS Uniphase, Nortel Networks and Juniper Networks have all warned that they would not meet earnings estimates in the near future. Additionally, businesses continue to idle workers and plants. The amount of production capacity in use (measured by the capacity utilization rate) declined to 77.4 percent in May, its lowest level since 1983.

There is no consensus on the direction of the stock market. If earnings manage to grow in the second half of the year, the market should recover and post positive gains overall. If the bears are correct, 2001 could be another down year for equity markets.

Investing 101

What does this mean to you as an investor? First, I would reiterate the advice we have dispensed for some time now. Guessing where the market is going is the job of seers and prophets. We believe three steps have held up against the test of time:

1. Stay diversified.

2. Have a long-term investment philosophy.

3. Maintain a regular investment plan.

Following a consistent, diversified investment program over the course of time is far more appropriate than chasing the hottest sector of the market. To quote David Dreman, chairman of Dreman Value Management, "Investors repeatedly jump ship on a good strategy just because it hasn't worked so well lately and, almost invariably, abandon it at precisely the wrong time."

Thank you again for the confidence you have placed in the ONE Fund, Inc. as you pursue your wealth-building efforts. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer

--------------------------------------------------------------------------------

Directors and Officers of ONE Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of ONE Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/01

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

  FACE
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           AGRICULTURE (4.0%)
$593,000   Monsanto Co. 4.600% 08/15/01
            (144A)..............................  $   590,109
                                                  -----------
           AUTOMOTIVE & RELATED (4.4%)
 657,000   Ford Motor Credit 3.940% 07/13/01....      656,137
                                                  -----------
           CHEMICALS (12.2%)
 720,000   Dow Chemical 3.890% 07/02/01.........      719,922
 578,000   PPG Industries .650% 07/23/01........      576,711
 520,000   Sherwin Williams 3.810% 07/18/01
            (144A)..............................      519,064
                                                  -----------
                                                    1,815,697
                                                  -----------
           CONSUMER PRODUCTS (8.0%)
 580,000   Eastman Kodak 4.630% 07/12/01........      579,179
 622,000   Walt Disney Co. 3.770% 07/27/01......      620,306
                                                  -----------
                                                    1,199,485
                                                  -----------
           DRUGS (3.8%)
 575,000   Pfizer Inc. 3.660% 07/31/01..........      573,246
                                                  -----------
           FINANCIAL SERVICES (24.5%)
 548,000   Allmerica Finance Corp. 3.950%
            08/04/01............................      545,354
 563,000   American Express Credit 3.640%
            07/24/01............................      561,691
 640,000   Enron Funding Corp. 3.760% 07/30/01
            (144A)..............................      638,062
 660,000   G.E. Capital 3.980% 07/05/01.........      659,708
 640,000   Textron Inc. 3.850% 07/20/01.........      638,700
 621,000   USAA Capital Corp. 3.880% 07/06/01...      620,665
                                                  -----------
                                                    3,664,180
                                                  -----------
           FOOD & BEVERAGES (8.2%)
 606,000   Campbell Soup Co. 3.950% 07/10/01....      605,402
 620,000   Heinz HJ Co. 3.970% 07/09/01
            (144A)..............................      619,453
                                                  -----------
                                                    1,224,855
                                                  -----------

  FACE
 AMOUNT              SHORT-TERM NOTES                VALUE
-------------------------------------------------------------
           INSURANCE SERVICES (6.4%)
$534,000   Metlife Funding 3.780% 07/17/01......  $   533,122
 414,000   Prudential Funding 3.930% 07/03/01...      413,910
                                                  -----------
                                                      947,032
                                                  -----------
           MEDIA & PUBLISHING (12.9%)
 650,000   Gannett Co. 3.950% 07/11/01 (144A)...      649,287
 594,000   Tribune Co. 3.620% 08/21/01..........      590,954
 686,000   Washington Post Cp. 3.740% 08/10/01
            (144A)..............................      683,149
                                                  -----------
                                                    1,923,390
                                                  -----------
           METALS & MINING (4.5%)
 678,000   Alcoa Inc. 3.850% 07/19/01...........      676,695
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.0%)
 437,000   Questar Corp. 3.720% 09/14/01
            (144A)..............................      433,613
 611,000   Texaco Inc. 3.870% 07/16/01..........      610,015
                                                  -----------
                                                    1,043,628
                                                  -----------
           RETAIL (4.6%)
 691,000   Toys R Us 4.050% 08/06/01............      688,202
                                                  -----------
           TOTAL SHORT-TERM NOTES (100.5%) (COST
            $15,002,656)........................  $15,002,656
                                                  -----------
           TOTAL HOLDINGS (100.5%) (COST
            $15,002,656) (A)....................  $15,002,656
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.5%).................      (76,405)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $14,926,251
                                                  ===========

---------------

  (a) Represents cost for federal income tax and financial reporting purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $4,132,737 or 27.7% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at amortized
    cost (note 1) (cost $15,002,656)........  $15,002,656
  Receivable for fund shares sold...........        8,330
  Due from advisor..........................          971
  Other.....................................          488
                                              -----------
    Total assets............................   15,012,445
                                              -----------
Liabilities:
  Cash overdraft............................       16,832
  Payable for fund shares redeemed..........        4,420
  Payable for investment management services
    (note 3)................................          367
  Accrued 12b-1 fees (note 6)...............        4,655
  Accrued audit expense.....................        4,495
  Accrued registration expense..............       14,074
  Accrued transfer agent expense............        9,994
  Other accrued expenses....................       13,807
  Dividends payable.........................       17,550
                                              -----------
    Total liabilities.......................       86,194
                                              -----------
Net assets at value.........................  $14,926,251
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $    14,926
  Paid-in capital in excess of par value....   14,911,325
                                              -----------
Net assets at value.........................  $14,926,251
                                              ===========
Shares outstanding..........................   14,926,251
Net asset value per share...................  $      1.00
                                              ===========
Maximum offering price per share............  $      1.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest.....................................  $861,117
                                                 --------
Expenses:
  Management fees (note 3).....................    43,614
  12b-1 fees (note 6)..........................    21,807
  Custodian fees (note 3)......................     5,301
  Directors' fees (note 3).....................     2,895
  Professional fees............................     6,913
  Transfer agent & accounting fees.............    61,587
  Filing fees..................................    19,301
  Printing, proxy and postage fees.............     6,755
  Conversion (note 3)..........................    15,276
  Other........................................     1,451
                                                 --------
    Total expenses.............................   184,900
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (29,406)
                                                 --------
    Net expenses...............................   155,494
                                                 --------
    Net investment income......................   705,623
                                                 --------
    Net increase in net assets from
      operations...............................  $705,623
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
From operations:
  Net investment income.....................................  $    705,623   $    794,616
                                                              ------------   ------------
      Net increase in assets from operations................       705,623        794,616
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (702,573)      (794,902)
  Return of capital.........................................        (3,050)             0
                                                              ------------   ------------
      Total dividends and distributions.....................      (705,623)      (794,902)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold.................................    12,396,462     15,978,751
  Received from dividends reinvested........................       389,881        522,996
  Paid for shares redeemed..................................   (12,794,613)   (18,332,581)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................        (8,270)    (1,830,834)
                                                              ------------   ------------
         Decrease in net assets.............................        (8,270)    (1,831,120)
Net Assets:
  Beginning of period.......................................    14,934,521     16,765,641
                                                              ------------   ------------
  End of period.............................................  $ 14,926,251   $ 14,934,521
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
Income from investment operations:
  Net investment income.....................................    0.05       0.05       0.04       0.05       0.05
Less distributions:
  Distributions from net investment income..................   (0.05)     (0.05)     (0.04)     (0.05)     (0.05)
  Return of capital.........................................    0.00       0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
      Total distributions...................................   (0.05)     (0.05)     (0.04)     (0.05)     (0.05)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                              ======     ======     ======     ======     ======
Total return................................................    4.96%      4.98%      4.44%      4.87%      4.77%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.07%      0.94%      0.88%      0.88%      0.80%
  Net investment income.....................................    4.85%      4.83%      4.36%      4.81%      4.71%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.27%      1.08%      1.03%      1.03%      1.04%
Net assets at end of period (millions)......................  $ 14.9     $ 14.9     $ 16.8     $ 16.4     $ 14.4

---------------

(a) The advisor has reimbursed certain operating expenses of the Money Market Portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 OBJECTIVE
To provide high current income. Preservation of capital is a secondary objective. Normally, at least 85% of the assets of this portfolio will be invested in investment-grade fixed-income securities and the equivalent. The remainder may be invested in below investment-grade corporate bonds.
 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                     6.95%          3.75%
Three-year                   3.76%          2.71%
Five-year                    5.59%          4.95%
Since inception
  (8/18/92)                  5.55%          5.21%

The maximum sales charge is 3%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income Portfolio which consists primarily of corporate bonds with an average rating of BBB, had weak relative performance compared to the benchmark. The fund has returned 6.95% (without sales charge) for the year ended June 30, 2001, compared to 12.07% for the Merrill Lynch Corporate Bond Index. The fund's return for the second quarter was (0.26%), versus (1.70%) for the index. The fund's performance was lower than the index due to over a 10% portfolio weighting in U.S. Treasury bonds. The U.S. Treasuries Index, 5-7 years, had a year to date return of only 2.75% compared to the 12.07% return for the Merrill Lynch Corporate Bond Index.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INCOME PORTFOLIO (WITH MAX. SALES
                                                             CHARGE)|(COMMENCED OPERATIONS     MERRILL LYNCH CORP BOND INDEX 1-10
                                                                   AUGUST 18, 1992)                           YEAR
                                                           ---------------------------------   ----------------------------------
8/92                                                                       9700                                10000
                                                                         9757.2                                10103
6/93                                                                    10826.6                              10858.6
                                                                        11050.7                              11213.7
6/94                                                                    10408.7                              10874.9
                                                                        10449.3                              10987.9
6/95                                                                    11620.6                                12236
                                                                        12201.7                              12994.7
6/96                                                                    12150.4                                12890
                                                                        12771.3                              13526.3
6/97                                                                    13158.3                              13967.4
                                                                        13809.6                              14689.2
6/98                                                                    14281.9                              15243.8
                                                                        14738.9                              15909.3
6/99                                                                    14659.3                              15787.3
                                                                        14619.8                              15941.8
6/00                                                                    14915.1                              16336.9
                                                                        15395.4                              17431.6
6/01                                                                    15952.7                              18308.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch Corp. Bond Index 1-10 year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Texas Utilities Electric Co.
     7.48% 01/01/17                          5.4
 2.  Delta Airlines 7.70% 12/15/05           5.2
 3.  ITT Corp 6.75% 11/15/05                 5.1
 4.  Watson Pharmaceuticals 7.125%
     5/15/08                                 5.0
 5.  Mirage Resorts, Inc. 6.75%
     2/1/08                                  5.0
 6.  El Paso Electric Co. 8.9%
     2/1/06                                  4.7
 7.  ITT Rayonier Incorporated 7.5%
     10/15/02                                4.5
 8.  Illinois Central Gulf Railroad
     Co.                                     4.5
 9.  IBM Corp. 7.25% 11/1/02                 4.5
10.  Lyondell Chemical 9.625% 5/1/07         4.4

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Utilities                              14.8
 2.  Hotel/Lodging                          13.4
 3.  Transportation and Equipment           11.0
 4.  US Treasury                            10.8
 5.  Computer & Related                      8.9

---------------

* Composition of Portfolio subject to change.

ONE FUND, INC.
INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (10.8%)
$600,000   U.S. Treasury Note 6.375% 08/15/02....  $  615,879
                                                   ----------
           CHEMICALS (6.9%)
 250,000   Lyondell Chemicals Inc. 9.625%
            05/01/07.............................     249,375
 300,000   Mississippi Chemical Corp. 7.250%
            11/15/07.............................     142,500
                                                   ----------
                                                      391,875
                                                   ----------
           COMMUNICATIONS (1.9%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     108,585
                                                   ----------
           COMPUTER & RELATED (8.9%)
 250,000   Computer Sciences Corp. 7.375%
            06/15/11.............................     247,431
 250,000   IBM Corp. 7.250% 11/01/02.............     257,993
                                                   ----------
                                                      505,424
                                                   ----------
           DRUGS (5.0%)
 300,000   Watson Pharmaceuticals Inc. 7.125%
            05/15/08.............................     285,693
                                                   ----------
           FOOD & RELATED (3.6%)
 250,000   IBP Inc. 7.950% 02/01/10..............     207,310
                                                   ----------
           FORESTRY & PAPER PRODUCTS (4.5%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     258,617
                                                   ----------
           HOTEL/LODGING (13.4%)
 200,000   Hilton Hotels Corp. 7.200% 12/15/09...     188,704
 300,000   ITT Corp. 6.750% 11/15/05.............     291,744
 300,000   Mirage Resorts Inc. 6.750% 02/01/08...     286,730
                                                   ----------
                                                      767,178
                                                   ----------
           MACHINERY (3.6%)
 200,000   Briggs & Stratton (144A) 8.875%
            03/15/11.............................     203,000
                                                   ----------
           MEDICAL & RELATED (4.3%)
 250,000   Bergen Brunswig Corp. 7.375%
            01/15/03.............................     244,788
                                                   ----------
           METALS & MINING (4.4%)
 250,000   Santa Fe Pacific Gold 8.375%
            07/01/05.............................     252,076
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.3%)
 200,000   PDV America, Inc. 7.875% 08/01/03.....  $  201,469
 100,000   Seagull Energy Inc. 7.875% 08/01/03...     101,750
                                                   ----------
                                                      303,219
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TRANSPORTATION & EQUIPMENT (11.0%)
$200,000   ABC Rail Product Corp. 10.500%
            12/31/04.............................  $   73,000
 300,000   Delta Airlines 7.700% 12/15/05........     297,401
 250,000   Illinois Central Gulf Railroad Co.
            6.750% 05/15/03......................     258,989
                                                   ----------
                                                      629,390
                                                   ----------
           UTILITIES (14.8%)
 250,000   El Paso Electric Co. 8.900%
            02/01/06.............................     268,943
 200,000   Niagra Mohawk Power Corp. 7.750%
            10/01/08.............................     204,181
  63,681   Puget Power 6.450% 04/11/05...........      64,945
 300,000   Texas Utilities Electric Co. 7.480%
            01/01/17.............................     306,037
                                                   ----------
                                                      844,106
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (98.4%)
            (COST $5,890,412)....................  $5,617,140
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (0.9%)
$ 53,000   Firstar 3.150% 07/02/01 repurchase
            price $53,018 collateralized by FHR
            Market Value: $54,262
            Face Value: $73,840
            Due: 03/15/25
            Interest: 6.000%.....................  $   53,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (0.9%) (COST
            $53,000).............................  $   53,000
                                                   ----------
           TOTAL HOLDINGS (99.3%)
            (COST $5,943,412) (a)................  $5,670,140
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.7%)...............................      42,115
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $5,712,255
                                                   ----------

---------------

  (a) Represents cost for federal income tax and financial reporting purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $203,000 or 3.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $5,943,412)...............  $5,670,140
  Dividends and accrued interest
    receivable...............................     114,279
  Due from advisor...........................         604
                                               ----------
    Total assets.............................   5,785,023
                                               ----------
Liabilities:
  Cash overdraft.............................       9,222
  Payable for investment management services
    (note 3).................................         330
  Accrued 12b-1 fees (note 6)................       2,826
  Accrued audit expense......................       6,700
  Accrued registration expense...............       6,033
  Accrued transfer agent expense.............       7,791
  Other accrued expenses.....................      13,282
  Dividends payable..........................      26,584
                                               ----------
    Total liabilities........................      72,768
                                               ----------
Net assets at market value...................  $5,712,255
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      613
  Paid-in capital in excess of par value.....   5,989,443
  Accumulated undistributed net realized loss
    on investments...........................      (4,529)
  Net unrealized depreciation on
    investments..............................    (273,272)
                                               ----------
Net assets at market value...................  $5,712,255
                                               ==========
Shares outstanding...........................     612,573
Net asset value per share....................  $     9.33
                                               ==========
Maximum offering price per share
  ($9.33/97%)................................  $     9.62
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest.....................................  $433,348
  Dividends....................................    13,563
                                                 --------
    Total investment income....................   446,911
                                                 --------
Expenses:
  Management fees (note 3).....................    28,793
  12b-1 fees (note 6)..........................    14,397
  Custodian fees (note 3)......................     5,000
  Directors' fees (note 3).....................     1,080
  Professional fees............................     6,655
  Transfer agent & accounting fees.............    33,146
  Filing fees..................................     7,201
  Printing, proxy and postage fees.............     2,520
  Conversion (note 3)..........................     5,385
  Other........................................       178
                                                 --------
    Total expenses.............................   104,355
    Less expenses voluntarily reduced or
      reimbursed (note 3)......................   (14,124)
                                                 --------
    Net expenses...............................    90,231
                                                 --------
    Net investment income......................   356,680
                                                 --------
Realized and unrealized gain on investments:
  Net realized gain from investments...........    18,789
  Net decrease in unrealized depreciation on
    investments................................    10,459
                                                 --------
    Net gain on investments....................    29,248
                                                 --------
    Net increase in net assets from
      operations...............................  $385,928
                                                 ========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              -----------------------------
                                                                  2001            2000
                                                              -------------   -------------
From operations:
  Net investment income.....................................   $  356,680      $   376,207
  Realized gain on investments..............................       18,789           12,371
  Unrealized gain (loss) on investments.....................       10,459         (284,124)
                                                               ----------      -----------
      Net increase in assets from operations................      385,928          104,454
                                                               ----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................     (356,680)        (376,207)
                                                               ----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................       83,175           15,345
  Received from merger (note 7).............................            0        6,231,363
  Received from dividends reinvested........................       53,594           65,063
  Paid for shares redeemed..................................     (276,237)      (6,581,977)
                                                               ----------      -----------
      Decrease in net assets derived from capital share
       transactions.........................................     (139,468)        (270,206)
                                                               ----------      -----------
         Decrease in net assets.............................     (110,220)        (541,959)
Net Assets:
  Beginning of period.......................................    5,822,475        6,364,434
                                                               ----------      -----------
  End of period.............................................   $5,712,255      $ 5,822,475
                                                               ==========      ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              --------------------------------------------------
                                                               2001       2000       1999       1998       1997
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 9.28     $ 9.69     $ 9.99     $ 9.75     $ 9.59
Income (loss) from investment operations:
  Net investment income.....................................    0.58       0.57       0.57       0.59       0.61
  Net realized & unrealized gain (loss) on investments......    0.05      (0.41)     (0.30)      0.24       0.16
                                                              ------     ------     ------     ------     ------
    Total income from investment operations.................    0.63       0.16       0.27       0.83       0.77
                                                              ------     ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................   (0.58)     (0.57)     (0.57)     (0.59)     (0.61)
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (0.58)     (0.57)     (0.57)     (0.59)     (0.61)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 9.33     $ 9.28     $ 9.69     $ 9.99     $ 9.75
                                                              ======     ======     ======     ======     ======
Total return (excludes sales charge)........................    6.95%      1.75%      2.65%      8.56%      8.26%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................    1.57%      1.51%      1.40%      1.39%      1.21%
  Net investment income.....................................    6.19%      6.01%      5.70%      5.91%      6.29%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................    1.81%      1.66%      1.55%      1.54%      1.51%
Portfolio turnover rate.....................................      17%        10%         4%        40%        10%
Net assets at end of period (millions)......................  $  5.7     $  5.8     $  6.4     $  6.9     $  6.6

---------------

(a) The advisor has reimbursed certain operating expenses of the Income Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 OBJECTIVE

To provide moderate income with the potential for increasing income over time. Growth of capital is also a primary objective. At least 90% of the assets of this portfolio will be invested in income-producing securities. Normally, at least 50% of the assets will be invested in dividend-paying stocks.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                      (18.71)%       (22.91)%
Three-year                     (1.40)%        (3.19)%
Five-year                       6.12%          4.96%
Since inception
  (8/18/92)                     8.65%          7.97%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Income & Growth Portfolio returned (18.71%) (without sales charge) for the twelve-month period ending June 30, 2001 versus (14.84%) for the S&P 500 Index. The last year has been very difficult for the portfolio due to the downturn in the market and our under-weighting in fixed income securities. The stock market weakened throughout the entire period, except for false rallies that always stalled due to poor earnings fundamentals. At the start of 2001, there was renewed hope for better returns when the Federal Reserve unexpectedly cut interest rates in January. Unfortunately, the highs that the stock market reached in January didn't last and stocks sold off heavily during February and March. Gains that were made back in April and early May were again pared back by the end of June. Investment grade corporate bonds have done much better over the last year and were actually up approximately 13%. The portfolio benefited from its bond investments; however, its under-weighting relative to many of its peers held back its relative performance. This divergence in performance between bonds and stocks has created a great divide in future expectations for the economy and the stock market.

The market is adjusting to the reality that corporate earnings are weaker than anticipated and that this condition could last longer than earlier forecasts. The Federal Reserve has acted with unprecedented speed in lowering interest rates to stave off a recession, but there are no clear signs that its actions are working yet. Interest rates in the market today are higher than when the Federal Reserve first started lowering them. Investors are clearly divided in future expectations for the economy and the stock market. We feel that corporate earnings and stock prices will recover, but at a slower pace than what most investors appear to believe.

Due to uncertainty in the economy and its impact on corporate earnings, the fund has taken a more conservative approach. The portfolio has increased its weighting in fixed income investments and short-term cash equivalents. Corporate bonds and commercial paper represented 31.1% of the portfolio at the end of the period. This weighting may increase over the next six months as more assets are allocated to fixed income investments. Stocks will continue to be the largest asset class but there will be fewer growth names and more diversification among industry sectors. Relative to the S&P 500, the equity portion of the fund was over-weighted in financials, energy, capital goods, consumer staples and utilities. The portfolio is now under-weighted in technology, consumer cyclicals, basic materials, health care and transportation. The fund has gone from over-weighting this sector to under-weighting it. This is due to the extreme lack of earnings visibility among technology companies and our reluctance to become aggressive. This shift in allocation began early in the period, but didn't accelerate until later. The more conservative asset mix did help mitigate the negative returns that the fund would have had if no changes were made; however, performance would have been better if the modifications would have been implemented sooner.

Looking forward, we intend to decrease the weighted-average market capitalization within equity positions held and improve the overall core holdings. Valuations for smaller companies have improved compared to larger companies over the last year and offer opportunity. In addition, smaller companies have traditionally out-performed larger companies when economic cycles are on the upswing. Overall, we feel that we will have a better opportunity in the next six months to become more aggressive.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                               INCOME & GROWTH PORTFOLIO
                                                   (WITH MAX. SALES
                                                  CHARGE)|(COMMENCED         S&P 500 & ML CORP BOND        RUSSELL 3000 AND LB
                                              OPERATIONS AUGUST 18, 1992)        INDEX COMBINED         GOVT/CORP INTER COMBINED
                                              ---------------------------    ----------------------     ------------------------
8/92                                                       9500                        10000                       10000
                                                         9487.7                      10460.3                     10622.2
6/93                                                    10686.9                      11069.9                     11192.6
                                                        11146.4                      11572.7                     11712.2
6/94                                                    10766.3                      11184.7                     11263.5
                                                        11066.7                      11897.8                     11660.1
6/95                                                    12856.2                      14016.3                     13569.5
                                                          13796                      15707.7                     15178.7
6/96                                                    14725.8                      16782.2                     16216.8
                                                        15976.1                      18416.7                     17121.5
6/97                                                    18016.2                        21237                     19395.5
                                                        19635.9                      23140.7                     21286.7
6/98                                                    20682.5                      26274.7                     23742.3
                                                        20359.8                      28326.4                     25363.2
6/99                                                    21660.8                      30684.9                       27336
                                                        22637.7                      32411.8                     31412.9
6/00                                                    24385.3                      32556.7                     31924.3
                                                        21356.7                      31326.5                     33936.1
6/01                                                    19823.3                      30367.6                     38503.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

S&P 500 & Merrill Lynch Corp. Bond Index is a blend based on 70% S&P 500 Index and 30% Merrill Lynch Corporate Bond. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Merrill Lynch Corp. Bond Index is U.S. Corporate investment grade intermediate bonds with a maturity range of 5 to 7 years.

Russell 3000 & LB Gov/Corp. Inter. Combined Index is a blend based on 70% Russell 3000 Index and 30% Lehman Brothers Government/Corporate
Bond -- Intermediate. The Russell 3000 measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization. The Lehman Brothers Gov/Corp Index -- Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Citigroup, Inc.                         3.4
 2.  Tyco, International, LTD.               2.9
 3.  Household International                 2.9
 4.  El Paso Corporation                     2.8
 5.  General Electric                        2.8
 6.  American Int'l Group                    2.5
 7.  Williams Cos.                           2.5
 8.  Exxon Mobil Corp                        2.4
 9.  Pfizer Inc                              2.2
10.  Johnson and Johnson                     2.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Oil, Energy, and Gas                   11.7
 2.  Financial                               8.1
 3.  Insurance                               6.5
 4.  Food and Beverage                       6.3
 5.  Diversified Manufacturing               5.8

---------------
* Composition of Portfolio subject to change.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS (4.0%)
   4,000   Johnson & Johnson.....................  $  200,000
   3,000   Kimberly Clark........................     167,700
                                                   ----------
                                                      367,700
                                                   ----------
           COMPUTER & RELATED (0.9%)
   3,000   *EMC Corp. Massachusetts..............      87,150
                                                   ----------
           DIVERSIFIED MANUFACTURING (5.8%)
   4,000   Honeywell Intl. Inc. .................     139,960
   1,000   *SPX Corp. ...........................     125,180
   5,000   Tyco International Ltd. ..............     272,500
                                                   ----------
                                                      537,640
                                                   ----------
           DRUGS (2.1%)
   5,000   Pfizer Inc. ..........................     200,250
                                                   ----------
           ELECTRICAL EQUIPMENT (2.8%)
   5,300   General Electric Co. .................     258,375
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (1.3%)
   4,000   Intel Corp. ..........................     117,000
                                                   ----------
           ENVIRONMENTAL SERVICES (2.0%)
   6,000   Waste Management Inc. ................     184,920
                                                   ----------
           FINANCIAL SERVICES (8.1%)
   6,000   Citigroup Inc. .......................     317,040
   4,000   Household International...............     266,800
   3,500   Wells Fargo Co. ......................     162,505
                                                   ----------
                                                      746,345
                                                   ----------
           FOOD & BEVERAGES (6.3%)
   7,000   Archer Daniels Midland................      91,000
  10,000   Dole Food Co. ........................     190,500
   5,000   *Kraft Foods Inc. ....................     155,000
   3,000   Philip Morris Co. Inc. ...............     152,250
                                                   ----------
                                                      588,750
                                                   ----------
           INSURANCE SERVICES (6.5%)
   6,000   AFLAC Corp. ..........................     188,940
   2,687   American Intl. Group..................     231,082
   3,750   Jefferson Pilot.......................     181,200
                                                   ----------
                                                      601,222
                                                   ----------
           MEDICAL & RELATED (3.1%)
   3,000   Baxter International Inc. ............     147,000
   3,000   Medtronic Inc. .......................     138,030
                                                   ----------
                                                      285,030
                                                   ----------
           MULTIMEDIA (2.1%)
   3,689   *Viacom Inc. CL B.....................     190,906
                                                   ----------
           OFFICE EQUIPMENT (0.9%)
   2,000   Pitney Bowes Inc. ....................      84,240
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (11.7%)
   3,000   Apache Corp. .........................  $  152,250
   4,920   EL Paso Corp. ........................     258,497
   2,500   Exxon Mobil Corp. ....................     218,375
   4,000   Halliburton Co. ......................     142,400
   3,500   *Rowan Cos. Inc. .....................      77,350
   7,000   Williams Cos..........................     230,650
                                                   ----------
                                                    1,079,522
                                                   ----------
           REAL ESTATE (1.1%)
   4,000   Archstone Communities Trust...........     103,120
                                                   ----------
           RETAIL (2.0%)
   6,000   Radioshack Corp. .....................     183,000
                                                   ----------
           TELECOMMUNICATIONS & RELATED (3.1%)
   4,000   Scientific Atlanta Inc. ..............     162,400
   2,000   Verizon Communications................     107,000
   5,756   *Williams Communications Group........      16,980
                                                   ----------
                                                      286,380
                                                   ----------
           TOTAL U.S. COMMON STOCK (63.8%) (COST
            $5,092,248)..........................  $5,901,550
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           CANADA (0.4%)
           TELECOMMUNICATIONS & RELATED (0.4%)
   4,000   Nortel Networks Corp. ................  $   36,360
                                                   ----------
           MEXICO (1.5%)
           TELECOMMUNICATIONS & RELATED (1.5%)
   4,000   Telefonos De Mexico ADR...............     140,360
                                                   ----------
           UNITED KINGDOM (2.1%)
           ADVERTISING (1.4%)
   2,505   WPP Group ADR.........................     125,876
           TELECOMMUNICATIONS & RELATED (0.7%)
   3,000   Vodafone Group ADR....................      67,050
                                                   ----------
           TOTAL UNITED KINGDOM..................  $  192,926
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (4.0%)
            (COST $628,532)......................  $  369,646
                                                   ----------
           TOTAL COMMON STOCK (67.8%) (COST
            $5,720,780)..........................  $6,271,196
                                                   ----------

                                                     MARKET
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
   1,500   S&P 500 Depository Receipt............  $  183,975
                                                   ----------
           TOTAL DEPOSITORY RECEIPT (2.0%) (COST
            $207,227)............................  $  183,975
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           BANKING (FOREIGN) (1.3%)
   4,000   National Australia Bank Ltd. Conv.....  $  124,600
                                                   ----------
           TOTAL PREFERRED STOCK (1.3%) (COST
            $100,000)............................  $  124,600
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (2.1%)
$200,000   US Treasury Note
           5.000% 02/15/11.......................  $  194,125
                                                   ----------
           BUSINESS SERVICES (1.9%)
 100,000   Cendant Corp. 7.750% 12/01/03.........     101,857
 100,000   Comdisco Inc. 6.650% 11/13/01.........      78,000
                                                   ----------
                                                      179,857
                                                   ----------
           CABLE TV (1.2%)
 100,000   Comcast Cable Communications 8.375%
            05/01/07.............................     108,585
                                                   ----------
           COMPUTER & RELATED (2.1%)
 200,000   Unisys Corp. 8.125% 06/01/06..........     195,500
                                                   ----------
           FINANCIAL SERVICES (1.7%)
 155,000   Equifax Inc. 6.500% 06/15/03..........     156,621
                                                   ----------
           FORESTRY & PAPER PRODUCTS (2.8%)
 250,000   ITT Rayonier Inc. 7.500% 10/15/02.....     258,618
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.4%)
 300,000   PDV America Inc. 7.875% 08/01/03......     302,204
 100,000   R&B Falcon Corp. Series B 6.750%
            04/15/05.............................     101,583
                                                   ----------
                                                      403,787
                                                   ----------
           RESTAURANTS (1.1%)
 100,000   Tricon Global Restaurants 7.450%
            05/15/05.............................      99,250
                                                   ----------
           TELECOMMUNICATIONS (2.1%)
 200,000   AT&T Canada Inc. 7.650% 09/15/06......     197,873
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           UTILITIES (1.1%)
$100,000   Niagara Mohawk Power Corp. Ser. G
            7.750% 10/01/08......................  $  102,091
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (20.5%)
            (COST $1,895,137)....................  $1,896,307
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (4.2%)
$387,000   General Motors Acceptance Corp. 3.900%
            07/05/01.............................  $  386,834
                                                   ----------
           FINANCIAL SERVICES (3.5%)
 328,000   American Express Credit 3.830%
            07/03/01.............................     327,930
                                                   ----------
           MACHINERY (2.9%)
 274,000   John Deere 3.750% 07/02/01............     273,971
                                                   ----------
           TOTAL SHORT-TERM NOTES (10.6%) (COST
            $988,735)............................  $  988,735
                                                   ----------
           TOTAL HOLDINGS (102.2%) (COST
            $8,911,879) (a)......................  $9,464,813
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-2.2%)..............................    (200,107)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $9,264,706
                                                   ==========

------------------

  * Non-income producing securities.

 (a) Represents cost for federal income tax and financial reporting purposes.

ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $8,911,879)...............  $9,464,813
  Dividends and accrued interest
    receivable...............................      41,912
  Receivable for fund shares sold............       3,316
                                               ----------
    Total assets.............................   9,510,041
                                               ----------
Liabilities:
  Cash overdraft.............................       9,109
  Payable for securities purchased...........     143,640
  Payable for fund shares redeemed...........         224
  Payable for investment management services
    (note 3).................................       6,161
  Accrued 12b-1 fees (note 6)................       5,685
  Accrued audit expense......................       6,495
  Accrued registration expense...............      16,717
  Accrued transfer agent expense.............      17,959
  Other accrued expenses.....................      23,166
  Dividends payable..........................      16,179
                                               ----------
    Total liabilities........................     245,335
                                               ----------
Net assets at market value...................  $9,264,706
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      854
  Paid-in capital in excess of par value.....   8,627,705
  Accumulated undistributed net realized gain
    on investments...........................      83,038
  Net unrealized appreciation on
    investments..............................     552,934
  Undistributed net investment income........         175
                                               ----------
Net assets at market value...................  $9,264,706
                                               ==========
Shares outstanding...........................     853,945
Net asset value per share....................  $    10.85
                                               ==========
Maximum offering price per share
  ($10.85/95%)...............................  $    11.42
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest...................................  $   185,644
  Dividends..................................       74,940
                                               -----------
    Total investment income..................      260,584
                                               -----------
Expenses:
  Management fees (note 3)...................       53,264
  12b-1 fees (note 6)........................       26,632
  Custodian fees (note 3)....................        5,100
  Directors' fees (note 3)...................        2,355
  Professional fees..........................        6,833
  Transfer agent & accounting fees...........       52,315
  Filing fees................................       15,701
  Printing, proxy and postage fees...........        5,495
  Conversion (note 3)........................        9,465
  Other......................................          370
                                               -----------
    Total expenses...........................      177,530
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (18,732)
                                               -----------
    Net expenses.............................      158,798
                                               -----------
    Net investment income....................      101,786
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........      350,862
  Net decrease in unrealized appreciation on
    investments..............................   (2,610,754)
                                               -----------
    Net loss on investments..................   (2,259,892)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(2,158,106)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INCOME & GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEARS ENDED JUNE 30,
                                                                --------------------------
                                                                   2001           2000
                                                                -----------    -----------
From operations:
  Net investment income.....................................    $   101,786    $   115,408
  Realized gain on investments..............................        350,862      2,166,692
  Unrealized loss on investments............................     (2,610,754)      (808,974)
                                                                -----------    -----------
      Net increase (decrease) in assets from operations.....     (2,158,106)     1,473,126
                                                                -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (101,722)      (115,297)
  Capital gains distributions...............................     (1,282,931)    (1,455,499)
                                                                -----------    -----------
      Total dividends and distributions.....................     (1,384,653)    (1,570,796)
                                                                -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................        572,769        928,691
  Received from dividends reinvested........................      1,310,376        830,235
  Paid for shares redeemed..................................     (1,640,585)    (2,392,046)
                                                                -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................        242,560       (633,120)
                                                                -----------    -----------
         Decrease in net assets.............................     (3,300,199)      (730,790)
Net Assets:
  Beginning of period.......................................     12,564,905     13,295,695
                                                                -----------    -----------
  End of period.............................................    $ 9,264,706    $12,564,905
                                                                ===========    ===========
  Includes undistributed net investment income of...........    $       175    $       111
                                                                ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                               YEARS ENDED JUNE 30,
                                                              ------------------------------------------------------
                                                                 2001         2000       1999       1998       1997
                                                              ----------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................   $ 15.32       $15.51     $15.85     $14.89     $12.78
Income (loss) from investment operations:
  Net investment income.....................................      0.12         0.14       0.35       0.42       0.38
  Net realized & unrealized gain (loss) on investments......     (2.81)        1.64       0.33       1.73       2.39
                                                               -------       ------     ------     ------     ------
    Total income (loss) from investment operations..........     (2.69)        1.78       0.68       2.15       2.77
                                                               -------       ------     ------     ------     ------
Less distributions:
  Distributions from net investment income..................     (0.12)       (0.14)     (0.35)     (0.42)     (0.38)
  Distributions from net realized capital gains.............     (1.66)       (1.83)     (0.67)     (0.77)     (0.28)
                                                               -------       ------     ------     ------     ------
    Total distributions.....................................     (1.78)       (1.97)     (1.02)     (1.19)     (0.66)
                                                               -------       ------     ------     ------     ------
Net asset value, end of period..............................   $ 10.85       $15.32     $15.51     $15.85     $14.89
                                                               =======       ======     ======     ======     ======
Total return (excludes sales charge)........................    (18.71)%      12.58%      4.73%     14.77%     22.34%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................      1.48%        1.35%      1.30%      1.20%      1.12%
  Net investment income.....................................      0.96%        0.91%      2.33%      2.65%      2.77%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................      1.67%        1.50%      1.45%      1.35%      1.31%
Portfolio turnover rate.....................................        69%          64%        49%        39%        14%
Net assets at end of period (millions)......................   $   9.3       $ 12.6     $ 13.3     $ 16.1     $ 13.1

---------------

(a) The advisor has reimbursed certain operating expenses of the Income & Growth Portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 OBJECTIVE

To provide long-term capital growth. Current income is incidental. Normally at least 90% of the assets of this portfolio will be invested in common stocks. Selection of stocks is not limited with regard to whether stocks are exchange-listed or dividend-paying or whether they are issued by companies of any particular size.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                     (32.06)%        (35.46)%
Three-year                    (3.77)%         (5.40)%
Five-year                      3.83%           2.77%
Since inception
  (8/18/92)                    9.08%           8.45%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Growth Portfolio returned (32.06%) (without sales charge) for the twelve-month period ending June 30, 2001 versus (14.84%) for the S&P 500 Index. The fund compares much more favorably when it is compared to the Russell 1000 Growth Index. This index comprises of the 1000 largest growth companies in the U.S. stock market and represents a good comparison for the portfolio's holdings. The Russell index was down 36.49% over the year due to poor market conditions. The portfolio was repositioned in 1999 to be more growth oriented and the Russell index represents a better comparison of the fund's investment style. Growth stocks that were once the focus of the market have turned in an awful performance in the last year. The dramatic decline in the Nasdaq Stock Index (off 45.4% in the period) deeply affected many of the positions within the fund and this led to negative returns in the period. The fund held up fairly well as compared to many of its peers in the growth fund universe; however, management is disappointed in the fund's performance and has taken steps to improve results.

The stock market started off 2001 with strong gains due to the unexpected interest rate cut by the Federal Reserve. Unfortunately, the highs for the stock market were reached in January and stocks sold off heavily during February and March. Gains that were made back in April and early May were again pared back by the end of June. Strong initial performances by energy, financials, utilities and technology names held by the fund couldn't offset their decline later in the period.

The market is adjusting to the reality that corporate earnings are weaker than anticipated and that this condition could last longer than earlier forecasts. The Federal Reserve has acted with unprecedented speed in lowering interest rates to stave off a recession, but there are no clear signs that its actions are working yet. Interest rates in the market today are higher than when the Federal Reserve first started lowering them. Investors are clearly divided in future expectations for the economy and the stock market. We feel that corporate earnings and stock prices will recover, but at a slower pace than what most investors appear to believe.

Due to uncertainty in the economy and its impact on corporate earnings, the fund has taken a somewhat more conservative position than in the recent past. Relative to the S&P 500, the fund was over-weighted in financials, capital goods, energy, communication services, health care and utilities. The portfolio is now under-weighted in technology, consumer cyclicals, basic materials and transportation. The largest change to the portfolio over the last year has been in the technology sector. The fund has gone from significantly over-weighting this sector to significantly under-weighting it. This is due to the extreme lack of earnings visibility among technology companies and our reluctance to become aggressive. This shift in allocation began early in the period, but didn't accelerate until later. The more conservative asset mix did help mitigate the negative returns that the fund would have had if no changes were made; however, performance would have been better if the modifications would have been implemented sooner.

Looking forward, we intend to decrease the weighted-average market capitalization within equity positions held and improve the overall core holdings. Valuations for smaller companies have improved compared to larger companies over the last year and offer opportunity. In addition, smaller companies have traditionally out-performed larger companies when economic cycles are on the upswing. Overall, we feel that we will have a better opportunity in the next six months to become more aggressive.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                              GROWTH PORTFOLIO (WITH MAX.
                                               SALES CHARGE)|(COMMENCED
                                              OPERATIONS AUGUST 18, 1992)         RUSSELL 3000                S&P 500 INDEX
                                              ---------------------------         ------------                -------------
8/92                                                       9500                        10000                       10000
                                                        10178.3                        10846                       10626
6/93                                                    11227.7                      11389.4                     11138.2
                                                        11917.1                        12026                     11687.3
6/94                                                    11547.6                      11502.9                     11287.6
                                                        11987.6                        12047                     11840.7
6/95                                                    13927.2                      14369.7                     14226.6
                                                        15367.3                        16482                     16272.4
6/96                                                    17017.7                      18107.1                     17932.1
                                                        18098.3                      19218.9                     20028.4
6/97                                                    20197.7                      22632.2                     24134.2
                                                        21126.8                      25309.6                     26687.6
6/98                                                    23051.5                      29108.5                       31414
                                                        21677.6                      31349.9                     34313.5
6/99                                                    22978.3                      34911.3                     38561.5
                                                        26222.8                      42204.2                     41534.6
6/00                                                    30229.7                      42605.2                       41356
                                                        23095.5                      39039.1                     37749.8
6/01                                                    20538.8                      36649.9                     35220.5

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Household International                 3.5
 2.  AOL Time Warner, Inc.                   3.5
 3.  Tyco International LTD.                 3.2
 4.  VIACOM, Inc. CLB                        3.0
 5.  Citigroup Inc                           3.0
 6.  Metris Companies                        2.7
 7.  Biovail Corp.                           2.6
 8.  AFLAC Corporation                       2.5
 9.  Wells Fargo Company                     2.5
10.  Waste Management                        2.4

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Financial                              11.7
 2.  Oil, Energy & Gas                      10.9
 3.  Telephone, Integrated                   7.7
 4.  Insurance                               6.4
 5.  Computer & Related                      6.3

---------------

* Composition of Portfolio subject to change.

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
         BROADCAST RADIO & TV (4.1%)
10,000   *AT&T Corp. Liberty Media-A............  $  174,900
 3,000   *Comcast Corp. CL A....................     130,200
                                                  ----------
                                                     305,100
                                                  ----------
         BUSINESS SERVICES (1.5%)
 6,000   *Cendant Corp..........................     117,000
                                                  ----------
         COMPUTER & RELATED (6.3%)
 5,000   *AOL Time Warner Inc...................     265,000
 4,000   *EMC Corp. Mass........................     116,200
 2,000   NCR Corp...............................      94,000
                                                  ----------
                                                     475,200
                                                  ----------
         CONSUMER PRODUCTS (2.0%)
 3,000   Johnson & Johnson Co...................     150,000
                                                  ----------
         DIVERSIFIED MANUFACTURING (4.9%)
 1,000   *SPX Corp..............................     125,180
 4,500   Tyco International Ltd.................     245,250
                                                  ----------
                                                     370,430
                                                  ----------
         DRUGS (5.4%)
 3,000   *Genetech Inc..........................     165,300
 3,000   *Medicis Pharmaceuticals CL A..........     159,000
 2,000   Pfizer Inc.............................      80,100
                                                  ----------
                                                     404,400
                                                  ----------
         ELECTRICAL EQUIPMENT (2.1%)
 3,300   General Electric Co....................     160,875
                                                  ----------
         ELECTRONICS/SEMICONDUCTORS (4.5%)
10,000   American Power Conversion Corp.........     157,500
 4,000   Intel Corp.............................     117,000
 3,500   *Solectron Corp........................      64,050
                                                  ----------
                                                     338,550
                                                  ----------
         ENVIRONMENTAL SERVICES (2.4%)
 6,000   Waste Management Inc...................     184,920
                                                  ----------
         FINANCIAL SERVICES (11.7%)
 4,333   Citigroup Inc..........................     228,956
 4,000   Household International................     266,800
 6,000   Metris Cos. Inc........................     202,260
 4,000   Wells Fargo Co.........................     185,720
                                                  ----------
                                                     883,736
                                                  ----------
         FOOD & RELATED (2.2%)
 5,000   Archer Daniels Midland Co..............      65,000
 2,000   Philip Morris Co. Inc..................     101,500
                                                  ----------
                                                     166,500
                                                  ----------
         INSURANCE SERVICES (6.4%)
 6,000   AFLAC Corp.............................     188,940
 1,750   American International Group...........     150,500
 3,000   Jefferson Pilot........................     144,960
                                                  ----------
                                                     484,400
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
         MACHINERY (1.2%)
 4,000   *Capstone Turbine Corp.................  $   88,360
                                                  ----------
         MEDICAL & RELATED (3.2%)
 3,000   Baxter International Inc...............     147,000
 2,000   Medtronic Inc..........................      92,020
                                                  ----------
                                                     239,020
                                                  ----------
         MULTIMEDIA (3.1%)
 4,467   *Viacom Inc. CL B......................     231,167
                                                  ----------
         OFFICE EQUIPMENT (1.1%)
 2,000   Pitney Bowes Inc.......................      84,240
                                                  ----------
         OIL, ENERGY & NATURAL GAS (10.9%)
 2,500   Apache Corp............................     126,875
 2,460   EL Paso Corp...........................     129,248
 2,000   Exxon Mobil Corp.......................     174,700
 3,000   Haliburton Co..........................     106,800
 5,500   *Rowan Cos. Inc........................     121,550
 5,000   Williams Cos. Inc......................     164,750
                                                  ----------
                                                     823,923
                                                  ----------
         RETAIL (3.3%)
 5,000   Radioshack Corp........................     152,500
 2,000   *Safeway Inc...........................      96,000
                                                  ----------
                                                     248,500
                                                  ----------
         TELECOMMUNICATIONS (4.7%)
14,500   *ADC Telecommunications Inc............      95,700
 5,000   *General Motors Corp CL H..............     101,250
 5,000   *Level 3 Communications Inc............      27,450
 3,000   Scientific-Atlanta Inc.................     121,800
 4,111   *Williams Communications Group.........      12,128
                                                  ----------
                                                     358,328
                                                  ----------
         TELEPHONE, INTEGRATED (7.7%)
22,500   *Mcleod USA Inc........................     103,275
 3,000   Verizon Communications.................     160,500
 4,000   *Western Wireless Corp. CL A...........     172,000
 9,825   *Worldcom Inc. - Worldcom Group........     139,515
   393   Worldcom Inc. - MCI Group..............       6,327
                                                  ----------
                                                     581,617
                                                  ----------
         UTILITIES (1.3%)
 4,000   *Aquila Inc............................      98,600
                                                  ----------
         TOTAL U.S. COMMON STOCK (90.0%) (COST
          $6,770,163)...........................  $6,794,866
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                    MARKET
SHARES            FOREIGN COMMON STOCK              VALUE
------------------------------------------------------------
         CANADA (2.6%)
         DRUGS (2.6%)
 4,500   *Biovail Corp..........................  $  195,750
                                                  ----------
         MEXICO (1.4%)
         TELEPHONE, INTEGRATED (1.4%)
 3,000   Telefonos De Mexico ADR................     105,270
                                                  ----------
         UNITED KINGDOM (0.9%)
         TELEPHONE, INTEGRATED (0.9%)
 3,000   Vodafone Group ADR.....................      67,050
                                                  ----------
         TOTAL FOREIGN COMMON STOCK (4.9%) (COST
          $327,900).............................  $  368,070
                                                  ----------
         TOTAL COMMON STOCK (94.9%) (COST
          $7,098,063)...........................  $7,162,936
                                                  ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (5.6%)
$178,000   American Express Credit 3.850%
            07/02/01.............................  $  177,981
 247,000   American General Finance Corp. 3.890%
            07/03/01.............................     246,947
                                                   ----------
                                                      424,928
                                                   ----------
           MACHINERY (2.6%)
 194,000   John Deere 3.750% 07/02/01............     193,980
                                                   ----------
           TOTAL SHORT-TERM NOTES (8.2%) (COST
            $618,908)............................  $  618,908
                                                   ----------
           TOTAL HOLDINGS (103.1%) (COST
            $7,716,971) (a)......................  $7,781,844
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-3.1%)..............................    (234,100)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $7,547,744
                                                   ==========

---------------

  * Non-income producing securities.

 (a) Represents cost for federal income tax and financial reporting purposes.

ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $7,716,971)...............  $7,781,844
  Dividends and accrued interest
    receivable...............................       3,865
  Receivable for fund shares sold............       1,134
  Due from advisor...........................       1,397
  Other......................................          77
                                               ----------
    Total assets.............................   7,788,317
                                               ----------
Liabilities:
  Cash overdraft.............................       9,345
  Payable for securities purchased...........     165,270
  Payable for fund shares redeemed...........       6,370
  Payable for investment management services
    (note 3).................................         574
  Accrued 12b-1 fees (note 6)................       4,873
  Accrued audit expense......................       7,166
  Accrued registration expense...............      15,416
  Accrued transfer agent expense.............       8,779
  Accrued blue sky expense...................       4,895
  Other accrued expenses.....................      17,885
                                               ----------
    Total liabilities........................     240,573
                                               ----------
Net assets at market value...................  $7,547,744
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      696
  Paid-in capital in excess of par value.....   6,965,462
  Accumulated undistributed net realized gain
    on investments...........................     516,713
  Net unrealized appreciation on
    investments..............................      64,873
                                               ----------
Net assets at market value...................  $7,547,744
                                               ==========
Shares outstanding...........................     696,095
Net asset value per share....................  $    10.84
                                               ==========
Maximum offering price per share
  ($10.84/95%)...............................  $    11.41
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest...................................  $    38,834
  Dividends..................................       41,842
                                               -----------
    Total investment income..................       80,676
                                               -----------
Expenses:
  Management fees (note 3)...................       48,407
  12b-1 fees (note 6)........................       24,203
  Custodian fees (note 3)....................        5,100
  Directors' fees (note 3)...................        2,266
  Professional fees..........................        6,817
  Transfer agent & accounting fees...........       47,502
  Filing fees................................       15,100
  Printing, proxy and postage fees...........        5,285
  Conversion (note 3)........................        8,361
  Other......................................          354
                                               -----------
    Total expenses...........................      163,395
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (21,978)
                                               -----------
    Net expenses.............................      141,417
                                               -----------
    Net investment loss......................      (60,741)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........    1,214,545
  Net decrease in unrealized appreciation on
    investments..............................   (4,973,283)
                                               -----------
    Net loss on investments..................   (3,758,738)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(3,819,479)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $   (60,741)   $   (75,247)
  Realized gain on investments..............................    1,214,545      2,455,497
  Unrealized gain (loss) on investments.....................   (4,973,283)       806,976
                                                              -----------    -----------
      Net increase (decrease) in assets from operations.....   (3,819,479)     3,187,226
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................   (2,037,006)    (1,066,045)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      412,546        699,619
  Received from dividends reinvested........................    2,028,338        627,265
  Paid for shares redeemed..................................   (1,367,040)    (2,031,433)
                                                              -----------    -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    1,073,844       (704,549)
                                                              -----------    -----------
         Increase (decrease) in net assets..................   (4,782,641)     1,416,632
Net Assets:
  Beginning of period.......................................   12,330,385     10,913,753
                                                              -----------    -----------
  End of period.............................................  $ 7,547,744    $12,330,385
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                             YEARS ENDED JUNE 30,
                                                              ---------------------------------------------------
                                                               2001        2000       1999       1998       1997
                                                              -------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $ 20.52     $17.14     $18.68     $17.52     $15.47
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.09)     (0.12)     (0.02)      0.00       0.07
  Net realized & unrealized gain (loss) on investments......    (6.04)      5.26      (0.12)      2.41       2.73
                                                              -------     ------     ------     ------     ------
    Total income (loss) from investment operations..........    (6.13)      5.14      (0.14)      2.41       2.80
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................     0.00       0.00       0.00       0.00      (0.07)
  Distributions in excess of net investment income..........     0.00       0.00       0.00      (0.06)      0.00
  Distributions from net realized capital gains.............    (3.55)     (1.76)     (1.40)     (1.19)     (0.68)
                                                              -------     ------     ------     ------     ------
    Total distributions.....................................    (3.55)     (1.76)     (1.40)     (1.25)     (0.75)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period..............................  $ 10.84     $20.52     $17.14     $18.68     $17.52
                                                              =======     ======     ======     ======     ======
Total return (excludes sales charge)........................   (32.06)%    31.56%     (0.32)%    14.13%     18.68%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................     1.46%      1.36%      1.36%      1.24%      1.13%
  Net investment income (loss)..............................    (0.63)%    (0.66)%    (0.13)%     0.02%      0.43%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................     1.69%      1.51%      1.51%      1.39%      1.32%
Portfolio turnover rate.....................................       83%        66%        53%        40%        27%
Net assets at end of period (millions)......................  $   7.5     $ 12.3     $ 10.9     $ 14.2     $ 13.3

---------------

(a) The advisor has reimbursed certain operating expenses of the Growth Portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

To provide maximum capital growth by investing primarily in common stocks of small and medium sized companies. Under normal conditions, at least 65% of this portfolio's assets will be invested in common stocks of companies with market capitalization of less than $1 billion.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (17.33)%        (21.46)%
Three-year                   (9.73)%        (11.26)%
Five-year                    (1.35)%         (2.37)%
Since inception
  (11/1/94)                   3.55%           2.75%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The Small Cap Portfolio returned (17.33%) (without sales charge) for the twelve-month period ending June 30, 2001 versus 0.62% for the Russell 2000 Index. The fund compares much more favorably when it is compared to the Russell 2000 Growth Index. This index comprises of the 2000 smallest growth companies in the U.S. stock market and represents a good comparison for the portfolio's holdings. The Russell index was down 20.53% in the period due to poor market conditions. The portfolio was repositioned in 1999 to be more growth oriented and the Russell index represents a better comparison of the fund's investment style. Growth stocks that were once the focus of the market have turned in an awful performance in the last year. The dramatic decline in the Nasdaq Stock Index (off 45.4% in the period) deeply affected many of the positions within the fund and this led to negative returns in the period. The fund held up fairly well as compared to many of its peers in the growth fund universe; however, management is disappointed in the fund's performance and has taken steps to improve results.

The stock market started off 2001 with strong gains due to the unexpected interest rate cut by the Federal Reserve. Unfortunately, the highs for the stock market were reached in January and stocks sold off heavily during February and March. Gains that were made back in April and early May were again pared back by the end of June. Strong initial performances by energy, financials, utilities and technology names held by the fund couldn't offset their decline later in the period.

The market is adjusting to the reality that corporate earnings are weaker than anticipated and that this condition could last longer than earlier forecasts. The Federal Reserve has acted with unprecedented speed in lowering interest rates to stave off a recession, but there are no clear signs that its actions are working yet. Interest rates in the market today are higher than when the Federal Reserve first started lowering them. Investors are clearly divided in future expectations for the economy and the stock market. We feel that corporate earnings and stock prices will recover, but at a slower pace than what most investors appear to believe.

Due to uncertainty in the economy and its impact on corporate earnings, the fund has taken a somewhat more conservative position than in the recent past. Relative to the S&P 500, the fund was over-weighted in capital goods, consumer cyclicals, energy, health care and technology. The portfolio is now under-weighted in transportation, communication services, consumer staples and financials. The largest change to the portfolio over the last year has been in the technology sector. The fund has gone from significantly over-weighting this sector to a moderate over-weighting in it. This is due to the extreme lack of earnings visibility among many technology companies and our reluctance to become more aggressive. In addition, the portfolio has become more diversified across industry sectors. This shift in allocation began early in the period, but didn't accelerate until later. The more conservative asset mix did help mitigate the negative returns that the fund would have had if no changes were made; however, performance would have been better if the modifications would have been implemented sooner.

Looking forward, we are encouraged about the potential for the positions within the portfolio. Valuations for smaller companies have improved compared to larger companies over the last year and offer opportunity. In addition, smaller companies have traditionally out-performed larger companies when economic cycles are on the upswing. Overall, we feel that we will have a better opportunity in the next six months to become more aggressive.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                          SMALL CAP PORTFOLIO (WITH MAX. SALES
                                                             CHARGE) (COMMENCED OPERATIONS
                                                                   NOVEMBER 1, 1994)                    RUSSELL 2000 INDEX
                                                          ------------------------------------          ------------------
11/94                                                                       9500                               10000
                                                                          9539.9                                9853
6/95                                                                     10340.3                             11273.8
                                                                         11600.8                               12656
6/96                                                                     12840.9                             13967.1
                                                                         13571.5                             14743.7
6/97                                                                     14741.4                             16247.6
                                                                         15872.1                             18026.7
6/98                                                                     16300.6                             18976.7
                                                                         13754.5                             17623.6
6/99                                                                     13768.2                             19259.1
                                                                         13872.9                             21369.9
6/00                                                                     14501.3                             22017.4
                                                                         12800.3                             20740.4
6/01                                                                     11988.8                             22152.8

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3,000 index.

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

                                                                     (continued)

ONE FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Louis Dreyfus Natural Gas Corp.         3.6
 2.  Rehabacare Group Inc.                   3.3
 3.  Dole Food Company                       3.3
 4.  Metris Companies                        3.2
 5.  Scholastic Corp                         3.1
 6.  99 Cents Only Store                     3.1
 7.  Bisys Group, Inc.                       3.0
 8.  Tetra Technologies Inc                  2.8
 9.  Performance Food Group                  2.7
10.  Medicis Pharmaceutical                  2.7

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Electronics                             9.9
 2.  Oil, Energy, Gas                        9.9
 3.  Financial                               7.7
 4.  Business Services                       7.6
 5.  Computer & Related                      6.6

---------------

* Composition of Portfolio subject to change.

The prices of small company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.5%)
   2,000   *Esterline Technologies Corp..........  $   43,500
                                                   ----------
           AUTO & RELATED (2.0%)
   2,000   *Copart Inc...........................      58,500
                                                   ----------
           BANKING (1.5%)
   2,000   *Silicon Valley Bancshares............      44,000
                                                   ----------
           BUSINESS SERVICES (7.6%)
   2,000   *Administaff Inc......................      52,000
   1,500   *Bisys Group Inc......................      88,500
   3,000   *Tetra Technology Inc.................      81,600
                                                   ----------
                                                      222,100
                                                   ----------
           COMPUTERS & RELATED (6.6%)
   5,000   *Adaptec Inc..........................      49,700
   1,700   *Infocus Corp.........................      34,663
   2,530   *Mastec Inc...........................      33,396
   2,000   *National Instruments Corp............      64,900
     823   *Roxio Inc............................      10,699
                                                   ----------
                                                      193,358
                                                   ----------
           CONSUMER & RELATED (1.7%)
   3,000   Russell Corp..........................      50,970
                                                   ----------
           DISTRIBUTION & WHOLESALE (2.4%)
   1,500   *Scan Source Inc......................      71,130
                                                   ----------
           DRUGS (7.3%)
   1,500   *Cor Therapeutics Inc.................      45,750
   1,000   *Curagen Corp.........................      36,400
   1,500   *Medicis Pharmaceutical - CL A........      79,500
   2,000   *Tularik Inc..........................      51,660
                                                   ----------
                                                      213,310
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (9.9%)
   2,500   Act Manufacturing Inc.................      27,350
   3,000   *Asyst Technologies Inc...............      40,500
   1,000   *Cymer Inc............................      25,290
   2,000   *Keithley Instruments Inc.............      42,600
   2,000   *Power-One Inc........................      33,280
   2,000   *Semtech Corp.........................      60,000
   2,000   *TranSwitch Corp......................      22,000
   1,000   *Veeco Instruments Inc................      39,750
                                                   ----------
                                                      290,770
                                                   ----------
           FINANCIAL SERVICES (7.7%)
   1,000   *Affililated Managers Group...........      61,500
   2,000   *Eaton Vance Corp.....................      69,600
   2,750   *Metris Companies Inc.................      92,703
                                                   ----------
                                                      223,803
                                                   ----------
           FOOD & RELATED (5.9%)
   5,000   Dole Food Co..........................      95,250
   2,600   *Perfromance Food Group Co............      78,598
                                                   ----------
                                                      173,848
                                                   ----------
           INSTRUMENTS-SCIENTIFIC (2.2%)
   1,500   *Mettler-Toledo International.........      64,875
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           MACHINERY (5.0%)
   3,000   *Capstone Turbine Corp................  $   66,270
   2,000   *Shaw Group Inc.......................      80,200
                                                   ----------
                                                      146,470
                                                   ----------
           MEDICAL & RELATED (4.9%)
   2,000   *Inhale Therapeutic Systems...........      46,000
   2,000   *Rehabacare Group Inc.................      96,400
                                                   ----------
                                                      142,400
                                                   ----------
           RESTAURANTS (1.8%)
   3,000   Ruby Tuesday Inc......................      51,300
                                                   ----------
           RETAIL (3.1%)
   3,000   *99 Cents Only Stores.................      89,850
                                                   ----------
           OIL, ENERGY & NATURAL GAS (9.9%)
   6,000   *Global Industries....................      74,820
   2,500   *Hydril Co............................      56,925
   3,000   *Louis Dreyfus Natural Gas Corp.......     104,550
   3,000   *Patterson-UTI Energy Inc.............      53,610
                                                   ----------
                                                      289,905
                                                   ----------
           PUBLISHING (3.1%)
   2,000   *Scholastic Corp......................      90,000
                                                   ----------
           TELECOMMUNICATIONS (3.5%)
   2,000   *Polycom Inc..........................      46,180
   2,000   *Tollgrade Communications.............      57,000
                                                   ----------
                                                      103,180
                                                   ----------
           WASTE MANAGEMENT (4.9%)
   1,500   *Stericycle Inc.......................      70,425
   2,000   *Waste Connections....................      72,000
                                                   ----------
                                                      142,425
                                                   ----------
           TOTAL COMMON STOCK (92.5%)
           (COST $2,521,495).....................  $2,705,694
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (8.5%)
$124,000   American Express
            3.850% 07/02/01......................  $  123,986
 124,000   American General Finance Corp.
            3.890% 07/03/01......................     123,973
                                                   ----------
           TOTAL SHORT-TERM NOTES (8.5%)
            (COST $247,959)......................  $  247,959
                                                   ----------
           TOTAL HOLDINGS (101.0%)
            (COST $2,769,454) (a)................  $2,953,653
                                                   ----------
           LIABILITIES, NET OF
            CASH & RECEIVABLES (-1.0%)...........     (29,767)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $2,923,886
                                                   ==========

---------------

 * Non-Income producing securities.

(a) Represents cost for federal income tax and financial reporting purposes. The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,769,454)...............  $2,953,653
  Receivable for fund shares sold............          57
  Due from advisor...........................      10,915
                                               ----------
    Total assets.............................   2,964,625
                                               ----------
Liabilities:
  Cash overdraft.............................       5,989
  Payable for investment management services
    (note 3).................................      10,340
  Accrued 12b-1 fees (note 6)................       1,380
  Accrued audit expense......................       6,916
  Accrued registration expense...............       3,353
  Accrued transfer agent expense.............       5,226
  Other accrued expenses.....................       7,138
  Dividends payable..........................         397
                                               ----------
    Total liabilities........................      40,739
                                               ----------
Net assets at market value...................  $2,923,886
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      319
  Paid-in capital in excess of par value.....   3,604,971
  Accumulated undistributed net realized loss
    on investments...........................    (865,603)
  Net unrealized appreciation on
    investments..............................     184,199
                                               ----------
Net assets at market value...................  $2,923,886
                                               ==========
Shares outstanding...........................     319,096
Net asset value per share....................  $     9.16
                                               ==========
Maximum offering price per share
  ($9.16/95%)................................  $     9.64
                                               ==========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest....................................  $  16,664
  Dividends...................................      4,776
                                                ---------
    Total investment income...................     21,440
                                                ---------
Expenses:
  Management fees (note 3)....................     21,763
  12b-1 fees (note 6).........................      8,371
  Custodian fees (note 3).....................      4,949
  Directors' fees (note 3)....................        720
  Professional fees...........................      6,602
  Transfer agent & accounting fees............     26,995
  Filing fees.................................      4,801
  Printing, proxy and postage fees............      1,680
  Conversion (note 3).........................      3,019
  Other.......................................        127
                                                ---------
    Total expenses............................     79,027
    Less expenses voluntarily reduced or
      reimbursed (note 3).....................    (20,432)
                                                ---------
    Net expenses..............................     58,595
                                                ---------
    Net investment loss.......................    (37,155)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments..........     67,510
  Net decrease in unrealized appreciation on
    investments...............................   (674,326)
                                                ---------
    Net loss on investments...................   (606,816)
                                                ---------
    Net decrease in net assets from
      operations..............................  $(643,971)
                                                =========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEARS ENDED JUNE 30,
                                                              ------------------------
                                                                 2001          2000
                                                              ----------    ----------
From operations:
  Net investment loss.......................................  $  (37,155)   $  (30,762)
  Realized gain (loss) on investments.......................      67,510      (128,597)
  Unrealized gain (loss) on investments.....................    (674,326)      345,025
                                                              ----------    ----------
      Net increase (decrease) in assets from operations.....    (643,971)      185,666
                                                              ----------    ----------
From capital share transactions (note 4):
  Received from shares sold.................................      96,226       402,100
  Paid for shares redeemed..................................    (310,160)     (558,645)
                                                              ----------    ----------
      Decrease in net assets derived from capital share
       transactions.........................................    (213,934)     (156,545)
                                                              ----------    ----------
         Increase (decrease) in net assets..................    (857,905)       29,121
Net Assets:
  Beginning of period.......................................   3,781,791     3,752,670
                                                              ----------    ----------
  End of period.............................................  $2,923,886    $3,781,791
                                                              ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED JUNE 30,
                                                              -----------------------------------------------
                                                               2001       2000      1999      1998      1997
                                                              -------    ------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 11.08    $10.52    $13.32    $13.30    $12.82
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.12)    (0.09)     0.02      0.06      0.11
  Net realized & unrealized gain (loss) on investments......    (1.80)     0.65     (2.09)     1.30      1.67
                                                              -------    ------    ------    ------    ------
    Total income (loss) from investment operations..........    (1.92)     0.56     (2.07)     1.36      1.78
                                                              -------    ------    ------    ------    ------
Less distributions:
  Distributions from net investment income..................     0.00      0.00     (0.02)    (0.06)    (0.11)
  Distributions in excess of net investment income..........     0.00      0.00     (0.03)     0.00      0.00
  Distributions from net realized capital gains.............     0.00      0.00     (0.68)    (1.28)    (1.19)
                                                              -------    ------    ------    ------    ------
    Total distributions.....................................     0.00      0.00     (0.73)    (1.34)    (1.30)
                                                              -------    ------    ------    ------    ------
Net asset value, end of period..............................  $  9.16    $11.08    $10.52    $13.32    $13.30
                                                              =======    ======    ======    ======    ======
Total return (excluding sales charge).......................   (17.33)%    5.32%   (15.54)%   10.56%    14.82%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................     1.75%     1.74%     1.74%     1.67%     1.35%
  Net investment income (loss)..............................    (1.11)%   (0.86)%    0.23%     0.47%     0.89%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................     2.37%     2.17%     2.07%     1.82%     1.62%
Portfolio turnover rate.....................................       95%      111%       48%       77%       34%
Net assets at end of period (millions)......................  $   2.9    $  3.8    $  3.8    $  5.8    $  5.2

---------------

(a) The advisor has reimbursed certain operating expenses of the Small Cap Portfolio, but it may cease that waiver, in whole or in part, without prior notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

To provide long-term capital growth by investing primarily in common stock (and securities convertible into common stocks) of foreign companies. When deemed appropriate for temporary defensive purposes, it may invest in short-term debt instruments, U.S. Government obligations or in U.S. common stock.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                                       Without        With max.
                                     sales charge    sales charge
One-year                                (31.88)%        (35.29)%
Three-year                               (0.60)%         (2.28)%
Five-year                                 1.88%           0.98%
Since inception (5/1/93)                  8.39%           7.71%

The maximum sales charge is 5%. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

The Annual period ending June 30, 2001 was a difficult environment for global investors, with the Morgan Stanley Capital International (MSCI) World Index returning (20.14%), measured in U.S. dollars. A brief rally was sparked by a U.S. interest rate cut on March 20 followed by another surprise rate cut on April 18. However, all of the MSCI developed international indices finished down for the year with 22 out of 23 developed national indices reporting negative returns. Asia under-performed its European counterparts, with the MSCI AC Asia Pacific and the MSCI Europe index reporting returns of (29.04%) and (21.82%), respectively, in U.S. dollars. Emerging Markets under-performed the World Market with the performance of the MSCI Emerging Market index returning (26.49%), in U.S. dollar terms.

In order to prevent a global market collapse, beginning in January the U.S. cut rates six times with the Federal Funds rate declining from 6.50% to 3.75%. All other developed regions have since followed suit. Additionally, we expect further U.S. rate cuts in the second half of the year.

The worst performing sectors for the period were the Information Technology and the Telecommunications Services sectors, whose performances as measured by the MSCI World Information Technology and Telecommunications Services indices were (54.04%) and (44.06%), respectively, measured in U.S. dollars. The best performing sector was the MSCI World Consumer Staples and Utilities sectors returning 4.07% and 4.97%, respectively, measured in U.S. dollars.

Investors seeking refuge rotated funds out of Technology and into defensive stocks. The performances of other noteworthy MSCI World sectors were: Energy, (0.32%); Materials, (1.45%); Consumer Discretionary, (14.36%); Healthcare, (6.48%) and Financials, (1.43%). Clearly, global investors were sensitive to the uncertainty of a weak U.S. economic outlook spilling into international markets.

The performance for the International Portfolio was (31.88%) (without sales charge). This compares to the (23.83%) return of the MSCI Europe, Australia & Far East (EAFE) Index, both measured in U.S. dollars. The fund was hurt by its exposure to the European Telecommunications Services sector, its overweight in the Information Technology sector and media industry. On a stock specific basis, Nortel Networks Corp., Intershop Communications AG, and Pearson PLC adversely impacted the fund. The fund benefited by its stock selection in the Insurance industry and its overweight in the Household & Personal Products industry. On a stock specific basis, Zurich Financial Services AG and Diageo PLC were among the fund's top performers.

Finally, some of our top holdings as of June 30, 2001 include: Aventis S.A. (2.05% of net assets), one of the world's largest Pharmaceutical/Agricultural companies based in France; Talisman Energy Inc. (1.78%), the largest energy exploration and production company in Canada; and Allianz.AG (1.34%), the world's second largest insurance company, based in Germany.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                           INTERNATIONAL PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                      MAY 1, 1993)                            INDEX
                                                           -----------------------------------   --------------------------------
                                                                             9500                              10000
5/93                                                                       9930.4                              10052
                                                                          12920.4                              10826
6/94                                                                      13939.8                            11791.7
                                                                            14160                            11698.5
6/95                                                                      14829.8                            12021.4
                                                                          15839.7                            13049.2
6/96                                                                      17599.5                            13658.6
                                                                          18050.1                            13879.9
6/97                                                                      20199.8                            15456.7
                                                                          18270.7                            14040.8
6/98                                                                        19219                            16298.6
                                                                            17374                            16741.9
6/99                                                                      16548.7                            17406.6
                                                                          28248.6                            21256.9
6/00                                                                      27714.7                            20393.9
                                                                          22698.4                            18246.4
6/01                                                                      18878.2                            15533.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                                   % of Net Assets
 1.  Total FINA ELF                                      2.5
 2.  Aventis SA                                          2.0
 3.  Nikko Securities                                    2.0
 4.  Talisman Energy, Inc                                1.8
 5.  Rentokil Initial PLC                                1.7
 6.  Ing Groep N.V.                                      1.7
 7.  Nintendo, CO Ltd.                                   1.6
 8.  AXA                                                 1.6
 9.  Capcom Co Ltd.                                      1.5
10.  Fuji Photo Film - Ord                               1.5

 TOP 5 COUNTRIES/REGIONS AS OF JUNE 30, 2001*

                                                   % of Net Assets
 1.  Japan                                              20.8
 2.  United Kingdom                                     17.8
 3.  France                                             12.4
 4.  Germany                                             8.4
 5.  Hong Kong                                           4.4

---------------

* Composition of Portfolio subject to change.

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             JAPAN (20.8%)
     1,700   Bandai Co. Ltd. (10)................  $   49,501
     3,800   Capcom Co. Ltd. (9).................     131,681
     3,000   Fuji Photo Film (10)................     129,467
         2   Japan Telecom Co. Ltd. (29).........      41,551
         4   JSAT Corp. (29).....................      24,995
     9,000   Mitsubishi Estate Co. Ltd. (26).....      82,806
       750   Nintendo Co. Ltd. (13)..............     136,566
    21,900   Nikko Securities Co. Ltd. (14)......     175,495
    13,000   Nissan Motor Co. (3)................      89,785
     3,100   Nomuva Securities Co. Ltd. (14).....      59,431
         3   NTT Docomo Inc. (29)................      52,220
       550   Rohm Co. Ltd. (11)..................      85,501
     3,900   Sega Enterprises (13)...............      69,137
     1,800   Sony Corp. (11).....................     118,397
     1,100   Takefuji Corp. (14).................      99,972
     1,900   TDK Corp. (9).......................      88,549
     3,700   Tokyo Electric Power Co. (32).......      95,865
    21,800   Toray Industries Inc. (30)..........      87,085
    21,400   Toshiba Corp. (11)..................     113,124
     2,000   Toyota Motor Corp. (3)..............      70,429
                                                   ----------
                                                    1,801,557
                                                   ----------
             UNITED KINGDOM (17.8%)
     3,755   Amvescap PLC (14)...................      65,178
    10,874   Arriva PLC (31).....................      51,606
    23,650   British Aerospace PLC (1)...........     113,743
    75,000   Corus Group PLC (24)................      63,872
     8,960   Diageo PLC (15).....................      98,660
     9,504   EMAP PLC (22).......................      94,306
     6,500   Hanson PLC (5)......................      47,914
    29,400   Innogy Holdings (32)................      92,432
    40,885   Invensys PLC (21)...................      77,729
     5,900   Kingfisher PLC (27).................      32,254
     8,586   Misys PLC (9).......................      60,378
     4,645   Pearson PLC (22)....................      76,819
     9,150   P & O Princess Cruises PLC (13).....      47,822
    14,421   Rank Group PLC (13).................      45,456
    43,108   Rentokil Initial PLC (28)...........     147,153
    24,175   Rolls-Royce PLC (1).................      79,705
     2,969   *Royal Bank of Scotland Group (4)...      65,804
     9,500   Royal Bank of Scotland Addl. Shares
              (4)................................      11,884
    10,475   Sainsbury PLC (15)..................      65,629
     3,000   Shire Pharmaceuticals Group (23)....      55,084
    43,300   Stagecoach Holdings PLC (31)........      47,893
    44,275   Vodafone Airtouch (29)..............      98,255
                                                   ----------
                                                    1,539,576
                                                   ----------
             FRANCE (12.4%)
     1,743   Alstom (20).........................      48,606
     2,214   Aventis SA (23).....................     177,181
     4,780   AXA (19)............................     136,503
     1,598   Bouygues (29).......................      54,137
       600   Compagnie De Saint-Gobain (6).......      81,725
     9,300   Orange SA (29)......................      75,768
     1,490   Publicis Groupe (22)................      36,164
     1,100   Societe Generale (6)................      65,299
     1,527   Total Fina Elf (12).................     214,340

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             FRANCE, CONTINUED
     1,600   Valeo (3)...........................  $   64,755
     2,065   Vivendi Universal (22)..............     120,657
                                                   ----------
                                                    1,075,135
                                                   ----------
             GERMANY (8.4%)
       395   Allianz AG (19).....................     116,229
     1,850   Daimlerchrysler AG (3)..............      85,094
       500   Depfa Deutsche Pfandbriefbank (4)...      33,522
     1,243   Deutsche Bank AG (4)................      89,031
     1,420   Henkel Kgaa-Vorzug Pfd. (7).........      82,548
     2,700   SAP AG ADR (9)......................      94,743
     1,200   SGL Carbon AG (7)...................      41,754
     1,504   Schering AG (23)....................      78,624
     2,200   Wella AG - Pfd (10).................     106,421
                                                   ----------
                                                      727,966
                                                   ----------
             HONG KONG (4.4%)
     3,329   China Mobile Ltd. ADR (29)..........      89,184
    50,000   CNOOC Ltd. (12).....................      47,437
    26,000   Hong Kong Exchanges (14)............      46,334
    54,100   MTR Corp. (31)......................      92,595
    22,000   The Wharf Ltd. (26).................      45,975
    16,500   Wing Hang Bank Ltd. (4).............      62,934
                                                   ----------
                                                      384,459
                                                   ----------
             NETHERLANDS (4.1%)
     2,180   ING Groep N.V. (14).................     142,824
     2,501   KLM - Konin Luchtvaart Mattschappis
              (31)...............................      44,148
     3,364   Koninklijke (Royal) Philips
              Electronis (11)....................      89,386
     1,255   Unilever N.V. (15)..................      75,406
                                                   ----------
                                                      351,764
                                                   ----------
             AUSTRALIA (3.2%)
    16,314   Broken Hill Property Co. Ltd.
              (33)...............................      86,556
     2,750   News Corp. Ltd. ADR (22)............     102,163
     9,396   News Corp. Ltd. (22)................      86,456
                                                   ----------
                                                      275,175
                                                   ----------
             SPAIN (2.8%)
     2,741   Corporacion Mapfre (19).............      57,433
     3,800   Repsol (12).........................      62,885
     3,675   Sogecable (22)......................      74,040
     3,965   Telefonica SA (29)..................      48,993
                                                   ----------
                                                      243,351
                                                   ----------
             CANADA (2.5%)
       600   Anderson Exploration Ltd. (12)......      12,140
     1,871   Manulife Financial Corp. (19).......      52,307
     4,033   Talisman Energy Inc. (12)...........     153,748
                                                   ----------
                                                      218,195
                                                   ----------
             BRAZIL (2.4%)
   466,000   Banco Itau SA (4)...................      40,174
       600   Brasil Telecom (29).................      25,206
     6,800   CIA Paranaense Energia SP ADR
              (12)...............................      51,068
     1,850   Petroleo Brasileiro (12)............      48,100
     3,100   Tele Norte Leste Participacoes
              (29)...............................      47,306
                                                   ----------
                                                      211,854
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             SOUTH KOREA (2.1%)
     7,800   Daewoo Shipbuilding & Marine
              Engineering Co. Ltd. (6)...........  $   47,802
     2,400   Korea Electric Power Corp. (32).....      44,660
       290   Samsung Electronics (11)............      42,814
    11,600   Samsung Heavy Industries (6)........      49,058
                                                   ----------
                                                      184,334
                                                   ----------
             SWITZERLAND (2.0%)
       931   Card-Guard Scientific Survival
              (23)...............................      51,849
       818   Geo Interactive Media Group (9).....     117,306
                                                   ----------
                                                      169,155
                                                   ----------
             RUSSIA (1.9%)
     1,400   Norilsk Nickel (24).................      25,816
     5,900   Unified Energy System (32)..........      67,850
     1,220   Yukos Oil Co. (12)..................      71,248
                                                   ----------
                                                      164,914
                                                   ----------
             DENMARK (1.9%)
     1,342   Carlsberg A/S CL B (15).............      56,209
     1,945   Novozymes A/S CL B (7)..............      40,622
     1,490   Novo Nordisk A/S CL B (23)..........      65,970
                                                   ----------
                                                      162,801
                                                   ----------
             IRELAND (1.4%)
     1,950   Elan Corp. PLC ADR (23).............     118,950
                                                   ----------
             ITALY (1.0%)
     3,400   Autostrade (31).....................      22,131
    17,300   Intesa BCI (4)......................      61,223
                                                   ----------
                                                       83,354
                                                   ----------
             SWEDEN (0.9%)
    13,540   Ericsson LM-B (29)..................      74,135
                                                   ----------

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             FINDLAND (0.7%)
     1,200   Nokia Corp ADR (29).................  $   26,448
     1,500   Nokia OYJ (29)......................      34,078
                                                   ----------
                                                       60,526
                                                   ----------
             NORWAY (0.2%)
     2,550   Smedvig ASA-CL B (12)...............      20,513
                                                   ----------
             SINGAPORE & MALAYSIAN (0.2%)
    11,000   Keppel Land Ltd. (26)...............      13,822
                                                   ----------
             PORTUGAL (0.0%)
       445   Portugal Telecom SA (29)............          60
                                                   ----------
             TOTAL FOREIGN COMMON STOCK (91.1%)
              (COST $8,289,031)..................  $7,881,596
                                                   ----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS            VALUE
------------------------------------------------------------
           FINANCIAL SERVICES (9.2%)
$793,000   State Street Bank 2.000% due 07/02/01
            repurchase price $793,174
            collateralized by U.S. Treasury Note
            Market Value: ($809,699) Face Value:
            ($745,000) Due: 05/15/06 Interest:
            6.875%..............................  $  793,000
                                                  ----------
           TOTAL REPURCHASE AGREEMENTS (9.2%)
            (COST $793,000).....................  $  793,000
                                                  ----------
           TOTAL HOLDINGS (100.3%) (COST
            $9,082,031) (a).....................  $8,674,596
                                                  ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.3%).................     (27,440)
                                                  ----------
           TOTAL NET ASSETS (100.0%)............  $8,647,156
                                                  ==========

---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs for federal income tax purposes by $346,968.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables**
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products**
(17)  Governmental**
(18)  Hotels**
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics**
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous**

---------------

** Industry classifications not used in schedule of investments.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,082,031)..............  $ 8,674,596
  Unrealized gain on forward currency
    contracts (note 5)......................       29,100
  Cash......................................       81,824
  Receivable for securities sold............      312,281
  Receivable for fund shares sold...........           48
  Dividends & accrued interest receivable...       40,094
                                              -----------
    Total assets............................    9,137,943
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       49,509
  Payable for securities purchased..........      375,968
  Payable for investment management
    services(note 3)........................        1,617
  Accrued 12b-1 fees (note 6)...............        8,850
  Accrued audit expense.....................        5,118
  Accrued registration expense..............        7,007
  Accrued transfer agent expense............        6,236
  Accrued accounting and custody............       33,344
  Other accrued expenses....................        3,138
                                              -----------
    Total liabilities.......................      490,787
                                              -----------
Net assets at market value..................  $ 8,647,156
                                              ===========
Net assets consist of:
  Par value, $.001 per share................  $     1,011
  Paid-in capital in excess of par value....   11,156,441
  Accumulated undistributed net realized
    loss on investments (note 1)............   (2,060,051)
  Net unrealized depreciation on:
    Investments (note 1)....................     (407,435)
    Foreign currency related transactions
      (note 1)..............................       (8,383)
    Forward currency contracts (note 5).....      (20,409)
  Accumulated net investment loss...........      (14,018)
                                              -----------
Net assets at market value..................  $ 8,647,156
                                              ===========
Shares outstanding..........................    1,011,091
Net asset value per share...................  $      8.55
                                              ===========
Maximum offering price per share
  ($8.55/95%)...............................  $      9.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest...................................  $    24,556
  Dividends
    (net of $15,107 foreign taxes
    withheld)................................      136,230
                                               -----------
    Total investment income..................      160,786
                                               -----------
Expenses:
  Management fees (note 3)...................      102,083
  12b-1 fees (note 6)........................       28,356
  Custodian fees (note 3)....................       78,302
  Directors' fees (note 3)...................        2,715
  Professional fees..........................        6,877
  Transfer agent & accounting fees...........       62,900
  Filing fees................................       19,093
  Printing, proxy and postage fees...........        6,767
  Conversion (note 3)........................       10,735
  Other......................................           55
                                               -----------
    Total expenses...........................      317,883
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (80,090)
                                               -----------
    Net expenses.............................      237,793
                                               -----------
    Net investment loss......................      (77,007)
                                               -----------
Realized & unrealized loss on investments:
  Net realized loss from:
    Investments..............................   (1,953,864)
    Foreign currency related transactions....     (100,229)
  Net increase in unrealized depreciation on:
    Investments..............................   (2,265,066)
    Foreign currency related transactions....       (1,972)
                                               -----------
      Net loss on investments................   (4,321,131)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(4,398,138)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEARS ENDED JUNE 30,
                                                              ----------------------------
                                                                 2001            2000
                                                              -----------    -------------
From operations:
  Net investment loss.......................................  $   (77,007)    $  (159,256)
  Realized gain (loss) on investments and foreign currency
    related transactions....................................   (2,054,093)      4,749,671
  Unrealized gain (loss) on investments and foreign currency
    related transactions....................................   (2,267,038)      1,567,476
                                                              -----------     -----------
      Net increase (decrease) in assets from operations.....   (4,398,138)      6,157,891
                                                              -----------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net realized gains....................   (3,502,201)              0
                                                              -----------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................      318,432         503,247
  Received from merger (note 7).............................            0       3,615,625
  Received from dividends reinvested........................    3,370,733               0
  Paid for shares redeemed..................................   (1,769,801)     (2,537,193)
                                                              -----------     -----------
    Increase in net assets derived from capital share
     transactions...........................................    1,919,364       1,581,679
                                                              -----------     -----------
      Increase (decrease) in net assets.....................   (5,980,975)      7,739,570
Net Assets:
  Beginning of period.......................................   14,628,131       6,888,561
                                                              -----------     -----------
  End of period (a).........................................  $ 8,647,156     $14,628,131
                                                              ===========     ===========
(a) Accumulated net investment loss.........................  $   (14,018)    $   (15,990)
                                                              ===========     ===========

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED JUNE 30,
                                                              ------------------------------------------------
                                                               2001       2000      1999       1998      1997
                                                              -------    ------    -------    ------    ------
Per share data:
Net asset value, beginning of period........................  $ 18.12    $10.82    $ 12.92    $15.45    $14.47
Income (loss) from investment operations:
  Net investment income (loss)..............................    (0.08)(b)  (0.22)    (0.04)     0.12      0.14
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................    (4.97)     7.52      (1.74)    (0.63)     1.92
                                                              -------    ------    -------    ------    ------
    Total income (loss) from investment operations..........    (5.05)     7.30      (1.78)    (0.51)     2.06
                                                              -------    ------    -------    ------    ------
Less distributions:
  Dividends from net investment income......................     0.00      0.00       0.00     (0.12)    (0.15)
  Distributions from net realized capital gains and foreign
    currency transactions...................................    (4.52)     0.00      (0.32)    (1.90)    (0.93)
                                                              -------    ------    -------    ------    ------
    Total distributions.....................................    (4.52)     0.00      (0.32)    (2.02)    (1.08)
                                                              -------    ------    -------    ------    ------
Net asset value, end of period..............................  $  8.55    $18.12    $ 10.82    $12.92    $15.45
                                                              =======    ======    =======    ======    ======
Total return (excluding sales charge).......................   (31.88)%   67.47%    (13.90)%   (2.63)%   14.76%
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (a):
  Expenses..................................................     2.10%     2.04%      2.13%     2.10%     1.87%
  Net investment income (loss)..............................    (0.68)%   (1.31)%    (0.32)%    0.85%     0.99%
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................     2.81%     2.42%      2.56%     2.20%     1.98%
Portfolio turnover rate.....................................     2.76%      234%       217%       12%        9%
Net assets at end of period (millions)......................  $   8.6    $ 14.6    $   6.9    $ 14.6    $ 19.3

---------------

(a) The advisor has reimbursed certain operating expenses of the International Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

(b) Calculated on an average share method.
   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

To provide long term capital appreciation by investing primarily in equity securities of large, medium and small companies that Pilgrim Baxter & Associates, Ltd. ("PBA") believes have strong earnings growth and long-term capital appreciation prospects. PBA seeks companies poised for rapid growth that have a history of above-average earnings growth, demonstrate the ability to sustain that growth, and operate in industries or markets experiencing increased demand for their products or services.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                           Without        With max.
                         sales charge    sales charge
One-year                    (49.88)%        (52.39)%
Three-year                    5.02%           3.25%
Since inception
  (11/1/96)                   4.50%           1.44%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 COMMENTS

Against the backdrop of extreme market volatility and decelerating economic growth, the Core Growth Portfolio fell (49.88%) (without sales charge) for the year ended June 30, 2001. The Portfolio trailed the 13.98% decline of the Russell 3000 Index for the same period.

Technology holdings accounted for most of the underperformance of the Portfolio relative to the Russell 3000 Index for the past year. The technology sector experienced a sharp correction during the better part of the period, as investors grew increasingly concerned over how earnings estimates would hold up against the backdrop of a much slower economy. During uncertain economic environments, the effect on earnings estimates and price-to-earnings ratios is predictable -- they decline. The combined effect is greatest where the P/E ratios and earnings expectations are highest, typically growth stocks, and technology stocks in particular. With the exception of energy, the Portfolio had little or no weighting in the slower growing, but generally positive sectors, such as basic materials, consumer non-cyclicals and utilities. We began the period overweighted in energy and reduced our sector exposure over the course of the period. However, the performance of our energy holdings throughout the period and sector concerns in the second quarter of 2001 detracted from returns.

Market performance improved in the second quarter of 2001, as investors appeared willing to look past current weak fundamentals toward recovery. The Portfolio benefited from an overweight position in health care and an underweight position in energy. Additionally, favorable security selection in both the consumer cyclical and services segments had a positive impact on performance relative to the benchmark. During the second quarter, many companies repeatedly dropped their growth forecasts to the point where annual growth rate projections were negative. In contrast, some of our holdings with only moderated sales and earnings growth forecasts became relatively attractive, benefiting returns for the quarter. However, these encouraging results were not enough to undo the sweeping market correction that occurred over the previous quarters.

For most of the period, technology stocks attempted to discount the Fed's determination to slow economic growth while investors avoided high price-to-earnings ratio stocks in a flight away from risk. For all of these companies, we expect that earnings will continue to be or will become weak over the next few quarters. Where our research indicates that this slowdown in earnings is temporary and related to the stalling economy, but long-term growth potential remains intact, we will continue to hold those companies. Their continuance in our portfolio reflects our discipline to maintain core positions in quality companies that exhibit both long- and short-term superior growth prospects despite sharp price declines in very non-discriminating and negative environments such as the present one. Similarly, some of our health care holdings fell victim to negative earnings preannouncements, missed milestones, product delays, and clinical results that were misunderstood by the public. However, we continue to hold almost all of these companies, as we believe they still exhibit significant near- and long-term growth opportunities. We believe that holdings like these will serve us well in a more optimistic environment, one that rewards rather than punishes companies displaying legitimate prospects for above-average growth.

The outlook for renewed earnings growth in the remainder of 2001 came under challenge during the period, as companies continued to cite deteriorating business conditions. Although many Wall Street analysts have been quick to interpret any comments of "bottoming out" as positive, these comments have been generally devoid of any indication for improved growth. Many of these companies have been under extreme negative pressure, making it even tougher to set expectations for growth once we return to a more normalized economic environment. Our challenge has been to focus on those companies and sectors currently realizing growth as a result of solid fundamentals. This has become more difficult, as the number of companies in this category has diminished.

We continued to diversify the Portfolio by increasing our weightings in the consumer cyclicals, financial, health care, industrial, and services sectors. We also took advantage of the Portfolio's broad market capitalization mandate to add several larger companies to holdings toward the end of the period.

The market remains under pressure, as it struggles with the unusually difficult earnings environment. We are hopeful, however, that the negative sentiment will dissipate as the broad economy, particularly technology-related capital spending, begins to regain momentum. Although we continue to wait for signs that the Fed's interest rate cuts are positively impacting the economy, we do believe that the Fed's actions over the last six months of the year put us closer to a recovery. We will continue to monitor the companies most likely to benefit from an improved spending environment and less stringent corporate budgets. Meanwhile, we will maintain our current posture of further diversification, while seeking to invest in those companies that we believe exhibit the best growth potential supported by strong fundamentals.

We believe the technology sector continues to offer the most opportunities for investing in companies likely to achieve above-average sales and earnings growth relative to other sectors. Technology companies that can emerge from the economic malaise with improved competitive advantage will likely be rewarded premium valuations. While it is still too early to tell for many companies, we are closely monitoring the sector, looking for those companies that we believe are best positioned to take advantage of economic recovery.

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            CORE GROWTH PORTFOLIO (WITH MAX.
                                                           SALES CHARGE)|(COMMENCED OPERATIONS
                                                                    NOVEMBER 1, 1996)                   RUSSELL 3000 INDEX
                                                           -----------------------------------          ------------------
11/96                                                                       9500                               10000
                                                                          9389.8                               10614
6/97                                                                      9359.8                               12499
                                                                          8789.7                             13977.7
6/98                                                                     10061.6                             16075.7
                                                                          9387.5                             17313.6
6/99                                                                     11513.8                             19280.4
                                                                         19293.6                             23308.1
6/00                                                                     23260.4                             23529.5
                                                                         16131.1                             21560.1
6/01                                                                     11657.9                             20240.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.
 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  AOL Time Warner                         3.3
 2.  Invitrogen Corp                         3.1
 3.  Tyco International LTD                  3.0
 4.  Pfizer, Inc                             2.9
 5.  Siebel Systems, Inc                     2.6
 6.  Fed Home Loan Mtg, Corp                 2.3
 7.  Andrx Group                             2.2
 8.  Macrovision Corp                        2.1
 9.  EBAY Inc                                2.1
10.  Teva Pharmaceutical Inc                 2.0

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Medical & Related                      15.2
 2.  Computer Software                      11.6
 3.  Computer & Related                      9.0
 4.  Medical-Biotechnology                   7.4
 5.  Telecommunications & Wireless           6.3

---------------

*  Composition of Portfolio subject to change.

The prices of small and medium company stocks are generally more volatile than the prices of large company stocks.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          ADVERTISING (3.6%)
  2,000   *Getty Images Inc. ...................  $   52,520
  1,300   *Lamar Advertising Co. ...............      57,200
    500   Omnicom Group.........................      43,000
                                                  ----------
                                                     152,720
                                                  ----------
          BUILDING & CONSTRUCTION (0.8%)
    900   *Shaw Group Inc. .....................      36,090
                                                  ----------
          BUSINESS SERVICES (2.1%)
    900   *Concord EFS Inc. ....................      46,809
    200   *Convergys Corp. .....................       6,050
    800   *Corporate Executive Board Co. .......      33,600
                                                  ----------
                                                      86,459
                                                  ----------
          COMPUTER & RELATED (9.0%)
  2,600   *AOL Time Warner Inc. ................     137,800
  1,000   *Bisys Group Inc. ....................      59,000
    500   *Citrix Systems Inc. .................      17,450
    700   Electronic Data Systems Corp. ........      43,750
  1,200   Jack Henry & Associates...............      37,200
  1,000   *Manugistics Group Inc. ..............      25,100
  1,000   *Mercury Interactive Corp. ...........      59,900
                                                  ----------
                                                     380,200
                                                  ----------
          COMPUTER SOFTWARE (11.6%)
    500   *Advent Softaware Inc. ...............      31,750
    700   *Electronic Arts......................      40,530
  1,400   *Informatica Corp. ...................      24,304
  1,600   *Micromuse Inc. ......................      44,784
  2,100   *Peregrine Systems Inc. ..............      60,900
  2,000   *Quest Software Inc. .................      75,500
  1,200   *Rational Software Corp. .............      33,660
  2,300   *Siebel Systems Inc. .................     107,870
    600   *Ulticom Inc. ........................      20,280
    700   *Veritas Software Corp. ..............      46,571
                                                  ----------
                                                     486,149
                                                  ----------
          DIVERSIFIED MANUFACTURING (3.0%)
  2,300   *Tyco International Ltd. .............     125,350
                                                  ----------
          DRUGS (9.1%)
  1,200   *Andrx Group..........................      92,400
  1,500   *Celgene Corp. .......................      43,275
  1,200   *King Pharmaceuticals Inc. ...........      64,500
  3,000   Pfizer Inc. ..........................     120,150
  1,200   *Medcis Pharmaceutical CL A...........      63,600
                                                  ----------
                                                     383,925
                                                  ----------
          EDUCATION (1.6%)
  1,600   *Apollo Group Inc. ...................      67,920
                                                  ----------
          ELECTRONICS/SEMICONDUCTORS (2.3%)
    500   *L-3 Communications Holdings..........      38,150
    500   *Nvidia Corp. ........................      46,375
    400   *RF Micro Devices Inc. ...............      10,788
                                                  ----------
                                                      95,313
                                                  ----------

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (4.4%)
    700   *Americredit Corp. ...................  $   36,365
  1,000   Citigroup Inc. .......................      52,840
  1,400   Fed Home Loan Mtg. Corp. .............      98,000
                                                  ----------
                                                     187,205
                                                  ----------
          INSTRUMENTS/CONTROL (1.3%)
    600   *Mettler-Toledo Intl..................      25,950
  1,000   Perkin-Elmer Inc. ....................      27,530
                                                  ----------
                                                      53,480
                                                  ----------
          INSURANCE (1.4%)
    500   American International Group..........      43,000
    800   *Odyssey Re Holdings Corp. ...........      14,456
                                                  ----------
                                                      57,456
                                                  ----------
          INTERNET & RELATED (3.8%)
  1,300   *EBAY Inc. ...........................      89,037
    900   *Internet Security Systems............      43,704
    700   *Intranet Solutions Inc. .............      26,635
                                                  ----------
                                                     159,376
                                                  ----------
          INTERNET SOFTWARE (2.3%)
  1,400   *Interwoven Inc. .....................      23,660
  1,100   *Netegrity Inc. ......................      33,000
  1,200   *Openwave Systems Inc. ...............      41,640
                                                  ----------
                                                      98,300
                                                  ----------
          MEDIA (5.6%)
  1,000   *Clear Channel Communications.........      62,700
  2,000   *Gemstar-TV Guide Intl. Inc. .........      85,200
  1,300   *Macrovision Corp. ...................      89,050
                                                  ----------
                                                     236,950
                                                  ----------
          MEDICAL-BIOTECHNOLOGY (7.4%)
    900   *Amgen................................      54,612
    400   *Enzon Inc. ..........................      25,000
    800   *Genzyme Corp. .......................      48,800
  1,800   *Invitrogen Corp. ....................     129,240
  1,000   *Pharmaceutical Product Develop.......      30,510
    700   *Techne Corp. ........................      22,750
                                                  ----------
                                                     310,912
                                                  ----------
          MEDICAL & RELATED (15.2%)
    900   *Accredo Health Inc. .................      33,471
    800   *Advance PCS..........................      51,240
  1,700   Biomet Inc. ..........................      81,702
    600   *Cardinal Health......................      41,400
  3,400   *Cytyc Corp. .........................      78,370
  1,000   *Express Scripts Inc. ................      55,030
    800   *Laboratory Corp of America...........      61,520
  1,300   *Life Point Hospitals Inc.............      57,564
  1,200   *Minimed Inc. ........................      57,600
  2,300   *United Surgical Partners.............      55,200
    900   *Varian Medical Systems Inc. .........      64,350
                                                  ----------
                                                     637,447
                                                  ----------

                                                                     (continued)

ONE FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                    MARKET
SHARES              U.S. COMMON STOCK               VALUE
------------------------------------------------------------
          OIL, ENERGY & NATURAL GAS (2.6%)
    800   *BJ Services Co. .....................  $   22,704
    500   Diamond Offshore Drilling.............      16,525
  1,500   *Hanover Compressor Co. ..............      49,635
    400   *Pride International Inc. ............       7,600
    300   *Weatherford International............      14,400
                                                  ----------
                                                     110,864
                                                  ----------
          RETAIL (1.8%)
  2,500   *Bed Bath and Beyond Inc. ............      75,000
                                                  ----------
          RESTAURANTS (1.9%)
    500   *CEC Entertainment Inc. ..............      24,675
  2,400   *Starbucks Corp. .....................      55,200
                                                  ----------
                                                      79,875
                                                  ----------
          TELECOMMUNICATIONS & WIRELESS (6.3%)
    700   *Comverse Technology Inc. ............      39,970
  1,400   *ONI Systems Corp. ...................      39,060
  2,100   *Polycom Inc. ........................      48,489
  1,700   *Sonus Networks Inc. .................      39,712
    200   *Time Warner Telecom CL A.............       6,704
  1,400   *Triton PCS Holdings..................      57,400
    800   *Western Wireless Corp. CL A..........      34,400
                                                  ----------
                                                     265,735
                                                  ----------
          TOTAL U.S. COMMON STOCK (97.1%) (COST
           $3,843,844)..........................  $4,086,726
                                                  ----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          ISRAEL (2.1%)
          DRUGS (2.1%)
  1,400   Teva Pharmaceutical ADR...............  $   87,220
                                                  ----------

                                                    MARKET
SHARES             FOREIGN COMMON STOCK             VALUE
------------------------------------------------------------
          IRELAND (1.5%)
          EDUCATIONAL SOFTWARE (1.5%)
  1,800   *Smartforce PLC SP ADR................  $   63,414
                                                  ----------
          TOTAL FOREIGN COMMON STOCK (3.6%)
           (COST $128,666)......................  $  150,634
                                                  ----------
          TOTAL COMMON STOCK (100.7%) (COST
           $3,972,510)..........................  $4,237,360
                                                  ----------

 FACE                                               MARKET
AMOUNT            REPURCHASE AGREEMENTS             VALUE
------------------------------------------------------------
          FINANCIAL SERVICES (1.0%)
$41,000   Firstar 3.150% 07/02/01 repurchase
           price $41,014 collateralized by FHR
           Market Value: $41,976 Face Value:
           $57,121 Due: 03/15/25 Interest:
           6.000%...............................  $   41,000
                                                  ----------
          TOTAL SHORT-TERM NOTES (1.0%)
           (COST $41,000).......................  $   41,000
                                                  ----------
          TOTAL HOLDINGS (101.7%) (COST
           $4,013,510) (A)......................  $4,278,360
                                                  ----------
          LIABILITIES, NET OF CASH & RECEIVABLES
           (-1.7%)..............................     (71,477)
                                                  ----------
          TOTAL NET ASSETS (100.0%).............  $4,206,883
                                                  ==========

---------------
  * Non-income producing securities.

 (a) Represents cost for financial reporting purposes but differs for federal income tax purposes by $14,524.

ADR (American depository receipt) represents ownership of foreign securities.

 PLC Public Limited Company

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,013,510)...............  $ 4,278,360
  Receivable for securities sold.............       19,551
  Dividends & accrued interest receivable....          151
                                               -----------
    Total assets.............................    4,298,062
                                               -----------
Liabilities:
  Cash overdraft.............................        6,862
  Payable for securities purchased...........       62,683
  Payable for fund shares redeemed...........           57
  Payable for investment management services
    (note 3).................................        1,663
  Accrued 12b-1 fees (note 6)................        2,703
  Accrued audit expense......................        4,305
  Accrued registration expense...............        1,111
  Accrued transfer agent expense.............        4,144
  Other accrued expenses.....................        7,651
                                               -----------
    Total liabilities........................       91,179
                                               -----------
Net assets at market value...................  $ 4,206,883
                                               ===========
Net assets consist of:
  Par value, $.001 per share.................  $       656
  Paid-in capital in excess of par value.....    6,598,578
  Accumulated net realized loss on
    investments..............................   (2,657,201)
  Net unrealized appreciation on
    investments..............................      264,850
                                               -----------
Net assets at market value...................  $ 4,206,883
                                               ===========
Shares outstanding...........................      656,161
Net asset value per share....................  $      6.41
                                               ===========
Maximum offering price per share
  ($6.41/95%)................................  $      6.75
                                               ===========

 STATEMENT OF OPERATIONS

                                                For the Year Ended June 30, 2001

Investment income:
  Interest...................................  $    23,120
  Dividends..................................        3,736
                                               -----------
    Total investment income..................       26,856
                                               -----------
Expenses:
  Management fees (note 3)...................       61,325
  12b-1 fees (note 6)........................       16,138
  Custodian fees (note 3)....................        5,100
  Directors' fees (note 3)...................        1,620
  Professional fees..........................        6,716
  Transfer agent & accounting fees...........       37,518
  Filing fees................................       10,801
  Printing, proxy and postage fees...........        3,779
  Conversion (note 3)........................        5,810
  Other......................................          244
                                               -----------
    Total expenses...........................      149,051
    Less expenses voluntarily reduced or
      reimbursed (note 3)....................      (16,618)
                                               -----------
    Net expenses.............................      132,433
                                               -----------
    Net investment loss......................     (105,577)
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss from investments.........   (2,451,966)
  Net decrease in unrealized appreciation on
    investments..............................   (1,962,984)
                                               -----------
    Net loss on investments..................   (4,414,950)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(4,520,527)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEARS ENDED JUNE 30,
                                                              --------------------------
                                                                 2001           2000
                                                              -----------    -----------
From operations:
  Net investment loss.......................................  $  (105,577)   $  (118,014)
  Realized gain (loss) on investments.......................   (2,451,966)     3,659,823
  Unrealized gain (loss) on investments.....................   (1,962,984)     1,057,317
                                                              -----------    -----------
      Net increase (decrease) in assets from operations.....   (4,520,527)     4,599,126
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................   (2,451,887)    (1,154,380)
  Return of capital.........................................      (82,362)             0
                                                              -----------    -----------
      Total dividends and distributions.....................   (2,534,249)    (1,154,380)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold.................................      417,652        966,087
  Received from dividends reinvested........................    2,527,873        379,135
  Paid for shares redeemed..................................     (554,526)      (474,588)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,390,999        870,634
                                                              -----------    -----------
         Increase (decrease) in net assets..................   (4,663,777)     4,315,380
Net Assets:
  Beginning of period.......................................    8,870,660      4,555,280
                                                              -----------    -----------
  End of period.............................................  $ 4,206,883    $ 8,870,660
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED JUNE 30,                NOVEMBER 1, 1996
                                                              -----------------------------------------            TO
                                                               2001        2000        1999       1998       JUNE 30, 1997
                                                              -------     -------     ------     ------     ----------------
Per share data:
Net asset value, beginning of period........................  $ 20.78     $ 12.13     $10.60     $ 9.86          $10.00
Income (loss) from investment operations:
  Net investment loss.......................................    (0.16)(d)   (0.30)     (0.18)     (0.16)          (0.08)
  Net realized & unrealized gain (loss) on investments......    (8.47)      11.86       1.71       0.90           (0.06)
                                                              -------     -------     ------     ------          ------
    Total income (loss) from investment operations..........    (8.63)      11.56       1.53       0.74           (0.14)
                                                              -------     -------     ------     ------          ------
Less distributions:
  Distributions from net realized capital gains.............    (5.55)      (2.91)      0.00       0.00            0.00
  Return of capital.........................................    (0.19)       0.00       0.00       0.00            0.00
                                                              -------     -------     ------     ------          ------
    Total distributions.....................................    (5.74)      (2.91)      0.00       0.00            0.00
                                                              -------     -------     ------     ------          ------
Net asset value, end of period..............................  $  6.41     $ 20.78     $12.13     $10.60          $ 9.86
                                                              =======     =======     ======     ======          ======
Total return (excludes sales charge)........................   (49.88)%    102.02%     14.43%      7.51%          (1.40)%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................     2.05%       2.00%      1.98%      2.06%           1.35% (a)
  Net investment loss.......................................    (1.63)%     (1.82)%    (1.81)%    (1.65)%         (0.87)%(a)
Ratios assuming no fees waived or reimbursed by advisor:
  Expenses..................................................     2.31%       2.00%      2.42%      2.12%           1.40% (a)
Portfolio turnover rate.....................................      152%        247%       148%       116%             80%
Net assets at end of period (millions)......................  $   4.2     $   8.9     $  4.6     $  5.3          $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Core Growth Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

(d) Calculated on an average share method.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

                            Without       With max.
                          sales charge   sales charge
One-year                    (17.53)%       (21.65)%
Since inception
  (12/15/99)                 (9.76)%       (13.08)%

The above returns reflect the maximum sales charge of 5% for this portfolio. All returns represent past performance and neither predict nor guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The advisor is currently waiving a portion of the advisor fees. Had the fees not been waived, returns would have been lower.

 COMMENTS

The S&P 500 Index Portfolio returned (17.53%) (without sales charge) for the fiscal year ended June 30, 2001 versus the S&P 500 Index return of (14.84%). The fund's correlation with the Index for the first six months was 99.08%, The correlation between the fund and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the fund's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the fund's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            S&P 500 INDEX PORTFOLIO (WITH MAX.
                                                                 SALES CHARGE) (COMMENCED
                                                              OPERATIONS DECEMBER 15, 1999)               S&P 500 INDEX
                                                            ----------------------------------            -------------
12/99                                                                        9500                              10000
                                                                          10060.5                              10400
6/00                                                                       9831.1                            10355.3
                                                                           8775.3                             9452.3
6/01                                                                       8108.3                               8819

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. It is not open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  S&P 500 Depositary                      4.3
 2.  Microsoft Corp                          2.7
 3.  General Electric Co.                    2.5
 4.  International Business Machine          1.9
 5.  Citigroup, Inc.                         1.8
 6.  Johnson and Johnson                     1.7
 7.  Royal Dutch Petroleum ADR               1.7
 8.  Exxon Mobil Corp.                       1.5
 9.  SBC Communications                      1.5
10.  Wal-Mart Stores                         1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Financial                              16.8
 2.  Automotive & Related                    5.5
 3.  Computer & Related                      5.2
 4.  Banking                                 4.7
 5.  Computer Software                       4.5

---------------

*  Composition of Portfolio subject to change.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (2.1%)
     800   Boeing Co. ...........................  $   44,480
     500   Honeywell International Inc. .........      17,495
     500   United Technologies Corp. ............      36,630
                                                   ----------
                                                       98,605
                                                   ----------
           AUTOMOTIVE & RELATED (0.7%)
   1,223   Ford Motor Corp. .....................      30,025
      91   Visteon Corp. ........................       1,673
                                                   ----------
                                                       31,698
                                                   ----------
           BANKING (4.7%)
     900   Bank One Corp. .......................      32,220
   1,546   Citigroup Inc. .......................      81,691
   1,250   Fleet Boston Financial Corp. .........      49,312
   1,100   JP Morgan Chase & Company.............      49,060
     150   Washington Mutual Inc. ...............       5,632
                                                   ----------
                                                      217,915
                                                   ----------
           CHEMICALS (0.5%)
     500   Du Pont (E.I.) De Nemours.............      24,120
                                                   ----------
           COMPUTER & RELATED (5.2%)
   1,000   *AOL Tome Warner Inc. ................      53,000
   2,500   *Cisco Systems Inc. ..................      45,500
   1,500   *Dell Computer Corp. .................      39,225
     500   Hewlett-Packard Co. ..................      14,300
     800   Intl. Business Machines...............      90,400
                                                   ----------
                                                      242,425
                                                   ----------
           COMPUTER SOFTWARE (4.5%)
   1,000   Computer Associates Intl. Inc. .......      36,000
   1,750   *Microsoft Corp. .....................     127,750
   2,400   *Oracle Corp. ........................      45,600
                                                   ----------
                                                      209,350
                                                   ----------
           CONSUMER PRODUCTS (3.0%)
     500   Gillette Co. .........................      14,495
   1,600   Johnson & Johnson.....................      80,000
     700   Procter & Gamble Co. .................      44,660
                                                   ----------
                                                      139,155
                                                   ----------
           DRUGS (4.0%)
     650   Merck & Co. Inc. .....................      41,541
   1,375   Pfizer Inc. ..........................      55,069
   1,000   Pharmacia Corp. ......................      45,950
   1,200   Schering-Plough Corp. ................      43,488
                                                   ----------
                                                      186,048
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (3.2%)
     550   Emerson Electric Co. .................  $   33,275
   2,400   General Electric Co. .................     117,000
                                                   ----------
                                                      150,275
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (2.9%)
     650   *Applied Materials Inc. ..............      31,915
   2,300   Intel Corp. ..........................      67,275
     500   *Solectron Corp. .....................       9,150
     500   *Teradyne Inc. .......................      16,550
     550   Thomas & Betts Corp. .................      12,139
                                                   ----------
                                                      137,029
                                                   ----------
           ENTERTAINMENT & LEISURE (1.2%)
   1,850   The Walt Disney Co. ..................      53,446
                                                   ----------
           FINANCIAL SERVICES (2.3%)
   1,500   American Express Co. .................      58,200
     650   Lehman Bros. Holdings Inc. ...........      50,537
                                                   ----------
                                                      108,737
                                                   ----------
           FOOD & RELATED (3.1%)
     500   Campbell Soup Co. ....................      12,875
   1,000   Coca-Cola Co. ........................      45,000
     800   *Kroger Co. ..........................      20,000
     800   Philip Morris Co. Inc. ...............      40,600
   1,500   Sara Lee Corp. .......................      28,410
                                                   ----------
                                                      146,885
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.1%)
     100   Weyerhaeuser Co. .....................       5,497
                                                   ----------
           INSURANCE SERVICES (1.4%)
     750   American International Group..........      64,500
                                                   ----------
           MANUFACTURING (2.6%)
     500   Avery Dennison Co. ...................      25,525
     500   Ingersoll-Rand Co. ...................      20,600
     500   Parker Hannifin.......................      21,220
   1,000   Tyco Intl. Ltd. ......................      54,500
                                                   ----------
                                                      121,845
                                                   ----------
           MEDICAL & RELATED (1.4%)
     600   *Amgen Inc. ..........................      36,408
   1,800   *Boston Scientific Corp. .............      30,600
                                                   ----------
                                                       67,008
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.0%)
     800   Exxon Mobil Corp. ....................      69,880
   1,350   Royal Dutch Petroleum.................      78,665
     200   Schlumberger..........................      10,530
   1,000   USX-Marathon Group....................      29,510
                                                   ----------
                                                      188,585
                                                   ----------

                                                                     (continued)

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                           JUNE 30, 2001

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           RESTAURANTS (0.7%)
   1,200   McDonalds Corp. ......................  $   32,472
                                                   ----------
           RETAIL (4.2%)
     500   GAP Inc. .............................      14,500
   1,200   Home Depot Inc. ......................      55,860
   1,600   Target Corp. .........................      55,360
   1,400   Wal-Mart Stores Inc. .................      68,320
                                                   ----------
                                                      194,040
                                                   ----------
           TELECOMMUNICATIONS EQUIPMENT (4.3%)
   1,900   AT&T Corp. ...........................      41,800
     500   *Avaya................................       6,850
     850   Lucent Technologies Inc. .............       5,270
     500   Motorola Inc. ........................       8,280
   1,200   Nortel Networks Corp. ................      10,908
     600   *Qualcomm Inc. .......................      35,088
   1,800   SBC Communications Inc. ..............      72,108
   1,250   *Worldcom Inc. - Worldcom Group.......      17,750
      50   Worldcom Inc. - MCI Group.............         805
                                                   ----------
                                                      198,859
                                                   ----------
           UTILITIES (0.8%)
     500   Duke Power............................      19,505
   1,800   *Edison International.................      20,070
                                                   ----------
                                                       39,575
                                                   ----------
           TOTAL COMMON STOCK (56.9%) (COST
            $3,118,543)..........................  $2,658,069
                                                   ----------

                                                     MARKET
 SHARES             DEPOSITORY RECEIPTS              VALUE
-------------------------------------------------------------
   1,625   S&P 500 Depository Receipt............  $  199,306
                                                   ----------
           TOTAL DEPOSITORY RECEIPTS (4.3%) (COST
            $230,882)............................  $  199,306
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           AUTOMOTIVE & RELATED (5.5%)
$111,000   Ford Motor Credit Corp. 3.950%
            07/06/01.............................  $  110,942
 145,000   General Motors Acceptance 3.600%
            07/11/01.............................     144,855
                                                   ----------
                                                      255,797
                                                   ----------
           FINANCIAL SERVICES (16.8%)
 216,000   American General Finance 3.700%
            07/10/01.............................     215,800
 225,000   CIT Group 3.800% 07/05/01.............     224,905
 161,000   Heller Financial 3.880% 07/02/01......     160,982
 185,000   Household Finance Corp. 4.030%
            07/03/01.............................     184,960
                                                   ----------
                                                      786,647
                                                   ----------
           INSURANCE SERVICES (3.7%)
 173,000   Prudential Funding Corp. 3.820%
            07/12/01.............................     172,798
                                                   ----------
           MACHINERY (3.2%)
 148,000   John Deere Capital Corp. 3.730%
            07/09/01.............................     147,878
                                                   ----------
           RETAIL (3.0%)
 140,000   Sears Roebuck Acceptance Corp. 3.980%
           07/13/01..............................     139,814
                                                   ----------
           TOTAL SHORT-TERM NOTES (32.2%) (COST
            $1,502,934) (a)......................  $1,502,934
                                                   ----------
           TOTAL HOLDINGS (93.4%) (COST
            $4,852,359) (b)......................  $4,360,309
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (6.6%)...............................     308,201
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,668,510
                                                   ==========

---------------

 * Non-income producing securities

(a) The short-term notes are pledged as collateral for the S&P 500 Futures Contracts.

(b) Represents cost for financial reporting purposes but differs for federal income tax purposes by $31,147.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 2001

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,852,359)...............  $4,360,309
  Due from advisor...........................         922
  Variation margins on futures contracts
    (note 1).................................     345,990
  Dividends and accrued interest
    receivable...............................       2,696
                                               ----------
    Total assets.............................   4,709,917
                                               ----------
Liabilities:
  Cash overdraft.............................       6,220
  Payable for fund shares redeemed...........         330
  Payable for investment management services
    (note 3).................................         154
  Accrued 12b-1 fees (note 6)................       2,926
  Accrued audit expense......................       5,716
  Accrued registration expense...............       5,265
  Accrued transfer agent expense.............       5,238
  Other accrued expenses.....................       7,977
  Dividends payable..........................       7,581
                                               ----------
    Total liabilities........................      41,407
                                               ----------
Net assets at market value...................  $4,668,510
                                               ==========
Net assets consist of:
  Par value, $.001 per share.................  $      570
  Paid-in capital in excess of par value.....   5,666,018
  Accumulated net realized loss on
    investments (note 1).....................    (445,428)
  Net unrealized depreciation on:
    Investments (note 1).....................    (492,050)
    Futures contracts (note 1)...............     (60,600)
                                               ----------
Net assets at market value...................  $4,668,510
                                               ==========
Shares outstanding...........................     570,265
Net asset value per share....................  $     8.19
                                               ==========
Maximum offering price per share
  ($8.19/95%)................................  $     8.62
                                               ==========

 STATEMENT OF OPERATIONS

                                                    For Year Ended June 30, 2001

Investment income:
  Interest..................................  $    96,412
  Dividends.................................       34,677
                                              -----------
    Total investment income.................      131,089
                                              -----------
Expenses:
  Management fees (note 3)..................       20,485
  12b-1 fees (note 6).......................       12,803
  Custodian fees (note 3)...................        5,000
  Directors' fees (note 3)..................        1,349
  Professional fees.........................        6,680
  Transfer agent & accounting fees..........       31,181
  Filing fees...............................        9,000
  Printing, proxy and postage fees..........        3,150
  Conversion (note 3).......................        4,618
  Other.....................................          210
                                              -----------
    Total expenses..........................       94,476
    Less expenses voluntarily reduced or
      reimbursed (note 3)...................      (12,823)
                                              -----------
    Net expenses............................       81,653
                                              -----------
    Net investment income...................       49,436
                                              -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments.............................       47,323
    Futures contracts.......................     (468,419)
  Net increase in unrealized depreciation
    on:
    Investments.............................     (594,898)
    Futures contracts.......................      (24,100)
                                              -----------
      Net loss on investments...............   (1,040,094)
                                              -----------
      Net decrease in net assets from
         operations.........................  $  (990,658)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.
S&P 500 INDEX PORTFOLIO
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 DECEMBER 15, 1999
                                                                 YEAR ENDED             TO
                                                                JUNE 30, 2001      JUNE 30, 2000
                                                                -------------    -----------------
From operations:
  Net investment income.....................................     $   49,436         $   16,417
  Realized gain (loss) on investments and futures
    contracts...............................................       (421,096)            94,939
  Unrealized gain (loss) on investments and futures
    contracts...............................................       (618,998)            66,348
                                                                 ----------         ----------
      Net increase (decrease) in assets from operations.....       (990,658)           177,704
                                                                 ----------         ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (50,075)           (15,801)
  Capital gains distributions...............................       (119,247)                 0
  Return of capital.........................................        (29,475)                 0
                                                                 ----------         ----------
      Total dividends and distributions.....................       (198,797)           (15,801)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................        406,038          5,476,759
  Received from dividends reinvested........................        168,537                815
  Paid for shares redeemed..................................       (255,833)          (100,254)
                                                                 ----------         ----------
      Increase in net assets derived from capital share
       transactions.........................................        318,742          5,377,320
                                                                 ----------         ----------
         Increase (decrease) in net assets..................       (870,713)         5,539,223
Net Assets:
  Beginning of period.......................................      5,539,223                  0
                                                                 ----------         ----------
  End of period.............................................     $4,668,510         $5,539,223
                                                                 ==========         ==========
  Includes undistributed net investment income..............     $       --         $      615
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                                                 DECEMBER 15, 1999
                                                                 YEAR ENDED             TO
                                                                JUNE 30, 2001      JUNE 30, 2000
                                                                -------------    -----------------
Per share data:
Net asset value, beginning of period........................       $ 10.32            $10.00
Income (loss) from investment operations:
  Net investment income.....................................          0.09              0.03
  Net realized & unrealized gain (loss) on investments......         (1.86)             0.32
                                                                   -------            ------
    Total income (loss) from investment operations..........         (1.77)             0.35
                                                                   -------            ------
Less distributions:
  Distributions from net investment income..................         (0.09)            (0.03)
  Distributions from net realized capital gains.............         (0.22)             0.00
  Return of capital.........................................         (0.05)             0.00
                                                                   -------            ------
    Total distributions.....................................         (0.36)            (0.03)
                                                                   -------            ------
Net asset value, end of period..............................       $  8.19            $10.32
                                                                   =======            ======
Total return (excluding sales charge).......................        (17.53%)            3.49%(b)
Ratios and supplemental data:
Ratio net of fees waived or reimbursed by advisor (c):
  Expenses..................................................          1.60%             1.59%(a)
  Net investment income.....................................          0.97%             0.56%(a)
Ratio assuming no fees waived or reimbursed by advisor:
  Expenses..................................................          1.85%             1.61%(a)
Portfolio turnover rate.....................................            17%              247%
Net assets at end of period (millions)......................       $   4.7            $  5.5

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain operating expenses for the S&P 500 Portfolio, but it may cease that waiver, in whole or in part, without prior written notice.

   The accompanying notes are an integral part of these financial statements.

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   ONE Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund is a series investment company which consists of eight separate investment portfolios that seek the following investment objectives:

   - Money Market Portfolio -- current income consistent with preservation of capital and liquidity.

   - Income Portfolio -- high current income. Preservation of capital is a secondary objective.

   - Income & Growth Portfolio -- moderate income with the potential for increasing income over time. Growth of capital is also a primary objective.

   - Growth Portfolio -- long-term capital growth.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Core Growth Portfolio -- long-term capital appreciation.

   - S&P 500 Index Portfolio -- Total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   There are no assurances these objectives will be met.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Premiums and discounts are amortized on a straight-line basis. For the Money Market and Income portfolios, all of the undistributed net income is accrued as daily dividends to shareholders of record immediately before each computation of the net asset value of these portfolios. Dividends (representing net investment income) will normally be paid monthly to the shareholders of these two portfolios. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Accumulated net realized capital gains are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price at 4:00 p.m. Eastern time. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Directors. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International Portfolio, would not be reflected in the computation of the portfolios' net asset values. If events materially affecting the value of such securities or currency exchange rates occurred during such time period,

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio (other than the Money Market Portfolio) may, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc. "s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully collateralized with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at June 30, 2001 are as follows:

                                               EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED                 DATE      AMOUNT AT VALUE   GAIN/LOSS    MARGIN REQUIREMENT
   ---------  ------------------------------   ----------   ---------------   ----------   -------------------
   S&P 500    6 Long S&P 500 Index Contracts    Sept '01      $1,908,150       ($60,600)        $173,363

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of the International Portfolio in which dividends are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International Portfolio are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the International Portfolio is presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   144(A) Securities in which the Fund invests may include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the private resales of securities to institutions in Section 5 of the 1933 Act ("Rule 144(A)"). Rule 144(A) securities are exempt from the registration requirements for resales of restricted securities to qualified institutional buyers. Investments by the Fund in Rule 144(A) securities could have the effect of increasing the illiquidity of the Fund during any period in which institutional investors were no longer interested in purchasing these securities. Rule 144(A) securities will not be considered illiquid, however, if the Fund's advisor has determined that a liquid trading market exists for such securities using procedures approved by the Board of Directors. The Fund's advisor has determined, using Board approved procedures, these securities to be liquid.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. As of June 30, 2001 the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments to capital:

                                                                 ACCUMULATED NET      ACCUMULATED NET
                                                                   INVESTMENT       REALIZED GAIN/(LOSS)
                                                                  INCOME/(LOSS)        ON INVESTMENTS
                                                                 ---------------    --------------------
   Growth Portfolio............................................     $ 60,741                    --
   Small Cap Portfolio.........................................       37,155                    --
   International Portfolio.....................................       90,639              $100,229
   Core Growth Portfolio.......................................      105,577               (23,215)
   S&P 500 Index Portfolio.....................................           24                   (24)

   This reclassification has no effect on net assets or net asset value per share.

   For federal income tax purposes, the following portfolios have capital loss carryforwards as of June 30, 2001, which are available to offset future realized gains, if any:

                                                                  AMOUNT     EXPIRES
                                                                 --------    -------
   Income Portfolio............................................  $  4,521    6/30/04
   Small Cap Portfolio.........................................   737,006    6/30/07
                                                                  128,597    6/30/08

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carry over has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributable to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Cost for federal income tax purposes differs from value by net unrealized appreciation/depreciation of securities as follows:

                                               INCOME &                   SMALL                       CORE       S&P 500
                                   INCOME       GROWTH       GROWTH        CAP      INTERNATIONAL    GROWTH       INDEX
                                  ---------   ----------   ----------   ---------   -------------   ---------   ---------
   Gross unrealized:
     Appreciation/..............  $ 100,694   $1,141,037   $1,019,816   $ 483,145    $   277,862    $ 560,467   $ 177,431
     Depreciation...............   (373,966)    (588,103)    (954,943)   (298,946)    (1,032,265)    (310,141)   (700,628)
   Net unrealized:
     Appreciation/..............  $      --   $  552,934   $   64,873   $ 184,199    $        --    $ 250,326   $      --
     Depreciation...............   (273,272)          --           --          --       (754,403)          --    (523,197)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) from July 1, 2000 to June 30, 2001 were as follows:

                                              INCOME &                                                 CORE      S&P 500
                                   INCOME      GROWTH       GROWTH     SMALL CAP    INTERNATIONAL     GROWTH      INDEX
                                  --------   ----------   ----------   ----------   -------------   ----------   --------
   Stocks & Bonds:
     Purchases..................  $919,364   $5,851,430   $7,533,310   $2,954,688    $28,956,385    $9,031,285   $544,866
     Sales......................   812,575    7,136,369    8,539,265    3,275,330     31,479,503     9,031,448    839,345
   U.S. Govt Obligations:
     Purchases..................  $     --   $  195,875   $       --   $       --    $        --    $       --   $     --
     Sales......................   102,780           --           --           --             --            --         --

3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with ONI, a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, the Fund pays ONI a fee based on the average daily net asset value of each portfolio's assets.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   For assets held in the Money Market, Income, Income & Growth, Growth, Small Cap, and S&P 500 Index Portfolios, the fees are as follows:

                                                                                   PORTFOLIO
                                                             -----------------------------------------------------
                                                             MONEY             INCOME &            SMALL   S&P 500
                                                             MARKET   INCOME    GROWTH    GROWTH    CAP     INDEX
                                                             ------   ------   --------   ------   -----   -------
   First $100 mil..........................................   0.30%    0.50%     0.50%     0.50%   0.65%    0.40%
   Next $150 mil...........................................   0.25%    0.40%     0.40%     0.40%   0.55%    0.40%
   Over $250 mil...........................................   0.20%    0.30%     0.30%     0.30%   0.45%    0.40%

   For the International Portfolio, ONI is paid a fee at an annual rate of 0.90% of the Portfolios' average daily net asset values. ONI pays Federated Investment Counseling ("FIC") fees at an annual rate of 0.40% of the fist $200 million and 0.35% of average net assets in excess of $200 million of International Portfolio pursuant to a sub-advisory agreement between ONI and FIC dated January 1, 1999. For the Core Growth Portfolio, ONI is paid a fee at an annual rate of 0.95% of the portfolio's average daily net asset value. ONI then pays Pilgrim Baxter & Associates (PBA) a fee at an annual rate of 0.65% of the average daily net asset value of the first $50 million of Portfolio assets, 0.60% of the next $100 million and 0.50% of portfolio assets in excess of $150 million for directing the investment and reinvestment of the portfolio's assets pursuant to a sub-advisory agreement between ONI and PBA dated November 1, 1996.

   ONI is presently waiving management fees. Management fees waived for the year ending June 30, 2001 were $21,807, $8,638, $15,979, $14,522, $5,022,
   $5,671,and $2,848 for the Money Market, Income, Income & Growth, Growth, Small Cap, International and S&P 500 Index Portfolios, respectively. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the portfolios for expenses, other than advisory fees, 12b-1 fees, taxes and interest, in excess of 1% of their daily net assets. For the year ended June 30, 2001 the reimbursement was $7,599, $5,486, $2,753, $7,456, $15,410,
   $74,419, $16,618 and $9,975 for the Money Market, Income, Income & Growth, Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $850 plus $200 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Funds. Effective March 1, 2001, Firstar Mutual Fund Services, LLC also replaced American Data Services, Inc. as the Fund's accounting agent for all the portfolios except the International Portfolio. The Fund has incurred conversion costs as a result of these changes. The Fund's custodian for those portfolios other than the International Portfolio is Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio. The custodian for the International Portfolio is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

   Certain directors and officers of the Fund are also directors and officers of ONI and ONLIC.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the fiscal year ended June 30, 2001 were as follows:

                                                      MONEY MARKET                  INCOME                 INCOME & GROWTH
                                                 -----------------------    -----------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  6-30-01      6-30-00       6-30-01      6-30-00       6-30-01      6-30-01
                                                 ----------   ----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales..............  12,396,510   15,978,796       8,836        1,659        45,971       61,114
   Capital shares issued in merger (note 7)....           0            0           0      658,011             0            0
   Capital shares issued on reinvested
     dividends.................................     389,882      522,996       5,760        6,953       110,740       58,543
   Capital shares redeemed.....................  12,794,993   18,332,581      29,636      696,044       122,875      156,546

                                                         GROWTH                    SMALL CAP                INTERNATIONAL
                                                 -----------------------    -----------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  6-30-01      6-30-00       6-30-01      6-30-00       6-30-01      6-30-00
                                                 ----------   ----------    ----------   ----------    ----------   ----------
   Capital shares issued on sales..............      28,599       39,030       9,763       38,683        27,929       64,839
   Capital shares issued in merger (note 7)....           0            0           0            0             0      278,375
   Capital shares issued on reinvested
     dividends.................................     163,576       35,660           0            0       330,464            0
   Capital shares redeemed.....................      96,929      110,767      32,059       54,151       154,744      172,374

                                                       CORE GROWTH               S&P 500 INDEX
                                                 -----------------------    -----------------------
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                  6-30-01      6-30-00       6-30-01      6-30-00
                                                 ----------   ----------    ----------   ----------
   Capital shares issued on sales..............      30,345       60,671      44,545      546,501
   Capital shares issued on reinvested
     dividends.................................     274,173       22,554      18,747           79
   Capital shares redeemed.....................      75,279       31,881      29,995        9,612

   Sales charges imposed on capital shares sold by Ohio National Equities, Inc.
   (ONEQ) , the Fund's principal underwriter, a wholly-owned subsidiary of ONLIC, for the year ended June 30, 2001 were approximately $393, $17,836, $13,550, $3,388, $7,911, $7,025 and $6,451 for the Income, Income & Growth,
   Growth, Small Cap, International, Core Growth, and S&P 500 Index Portfolios, respectively.

   The Fund is authorized to issue 10 billion of its capital shares. The Money Market Portfolio has been allocated 200 million shares and the other seven portfolios have been allocated 100 million shares each. The remaining shares have not been allocated.

(5) COMMITMENTS

   The International Portfolio enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates.

                                                                     (continued)

ONE FUND, INC.                                                     June 30, 2001
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   As of June 30, 2001, the International Portfolio had entered into forward currency contracts, as set forth below summarized by currency:

                            INTERNATIONAL PORTFOLIO

  SETTLEMENT   CURRENCY TO BE DELIVERED     U.S. $    CURRENCY TO BE RECEIVED    U.S. $        UNREALIZED
    DATES      -------------------------   VALUE AT   -----------------------   VALUE AT   ------------------
   THROUGH      AMOUNT         TYPE        06/30/01    AMOUNT        TYPE       06/30/01    GAIN       LOSS
  ----------   ---------   -------------   --------   --------   ------------   --------   -------   --------
  10/05/01      388,000    New Zealand     $156,946   186,046    U.S. Dollar    $186,046   $29,100         --
  10/05/01      206,455    U.S. Dollar      206,455   388,000    New Zealand     156,946        --   $(49,509)
                                           --------                             --------   -------   --------
                                           $363,401                             $342,992   $29,100   $(49,509)
                                           ========                             ========   =======   ========

(6) DISTRIBUTION PLAN

   The Fund has a distribution agreement (12b-1 Plan) with ONEQ under the terms of which the Fund pays a fee for shareholder service and sales of Fund shares based on the average daily net assets of the portfolio. For those assets not in the Money Market Portfolio, the fee is at an annual rate of 0.25% of average net assets and can increase to 0.30% for sales representatives who service $5 million or more of Fund shares. The fee for the Money Market Portfolio is 0.15% of average net assets and can increase to a maximum of 0.17% for the aforementioned servicing level.

(7) PORTFOLIO MERGERS

   Shareholders of the Global Contrarian Portfolio became shareholders of the International Portfolio upon consummation of the planned reorganization on November 3, 1999. The assets and liabilities of the Global Contrarian Portfolio were transferred to the International Portfolio.

                                                                           BEFORE MERGER               AFTER MERGER
                                                                 ----------------------------------    -------------
                                                                 GLOBAL CONTRARIAN    INTERNATIONAL    INTERNATIONAL
                                                                     PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                                 -----------------    -------------    -------------
   Shares......................................................        378,510            558,191           836,566
   Net Assets..................................................     $3,615,625         $7,250,029       $10,865,654
   Net Asset Value.............................................     $     9.55         $    12.99       $     12.99
   Unrealized Appreciation.....................................     $  751,181         $1,450,426       $ 2,201,607

   Shareholders of the Tax-Free Income Portfolio became shareholders of the Income Portfolio upon consummation of the planned reorganization on December 3, 1999. The assets and liabilities of the Tax-Free Income Portfolio were transferred to the Income Portfolio.

                                                                         BEFORE MERGER            AFTER MERGER
                                                                 -----------------------------    ------------
                                                                 TAX-FREE INCOME      INCOME         INCOME
                                                                    PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                                 ---------------    ----------    ------------
   Shares......................................................       612,730          638,204      1,296,215
   Net Assets..................................................    $6,231,363       $6,046,755    $12,278,118
   Net Asset Value.............................................    $    10.17       $     9.47    $      9.47
   Unrealized Depreciation.....................................    $        0       $ (150,055)   $  (150,055)

   The reorganized International and Income Portfolios retained their respective investment objectives and financial history.

ONE FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of ONE Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ONE Fund, Inc. - Money Market Portfolio, Income Portfolio, Income & Growth Portfolio, Growth Portfolio, Small Cap Portfolio, International Portfolio, Core Growth Portfolio, S&P 500 Index Portfolio (collectively, the Funds), including the schedules of investments, as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2001, by confirmation with custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of June 30, 2001, the results of operations, changes in net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Columbus, Ohio
August 17, 2001

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                                        51

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                                        52
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                                        53

ONE Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201



Form 5837 Rev. 8/01